As filed with the Securities and Exchange Commission on February 23, 1996 File Nos. 33-78264, 811-8490


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 7
                                      and
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 9

                         Excelsior Institutional Trust
               (Exact Name of Registrant as Specified in Charter)
                  73 Tremont St., Boston, Massachusetts 02108
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 617-557-8000


                          W. Bruce McConnel, III, Esq.
                             Drinker Biddle & Reath
           Philadelphia National Bank Building, 1345 Chestnut Street
                     Philadelphia, Pennsylvania 19107-3496
                    (Name and Address of Agent for Service)



 It is proposed that this filing will become effective (check appropriate box)

[ ]  Immediately upon filing pursuant to paragraph (b)
[ ]  on (date) pursuant to paragraph (b)
[ ]  60 days after filing pursuant to paragraph (a)(i)
[ ]  on (date) pursuant to paragraph (a)(i)
[X]  75 days after filing pursuant to paragraph (a)(ii)
[ ]  on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                         EXCELSIOR INSTITUTIONAL TRUST
                             CROSS-REFERENCE SHEET
                           (As Required by Rule 495)
                     Optimum Growth and Value Equity Funds
                     -------------------------------------

PART A
ITEM NUMBER                                                Prospectus Headings
-----------                                                -------------------
1.  COVER PAGE                                                     Cover Page.

2.  SYNOPSIS                                              Summary of Expenses.

3.  CONDENSED FINANCIAL INFORMATION                            Not Applicable.

4.  GENERAL DESCRIPTION OF REGISTRANT                              Cover Page;
                                                         Investment Objectives
                                                                 and Policies.

5.  MANAGEMENT OF THE FUND                            Management of the Trust.

5A. MANAGEMENT'S DISCUSSION
     OF FUND PERFORMANCE                                       Not applicable.

6.  CAPITAL STOCK AND OTHER SECURITIES                             Cover Page;
                                                            Pricing of Shares;
                                                     How to Purchase, Exchange
                                                            and Redeem Shares;
                                                                  Tax Matters;
                                                      Management of the Trust;
                                                         Dividends and Capital
                                                          Gains Distributions;
                                                        Description of Shares,
                                                Voting Rights and Liabilities.

7.  PURCHASE OF SECURITIES BEING OFFERED                      How to Purchase,
                                                   Exchange and Redeem Shares;
                                                            Investor Programs.

8.  REDEMPTION OR REPURCHASE                                  How to Purchase,
                                                   Exchange and Redeem Shares;
                                                            Investor Programs.

9.  PENDING LEGAL PROCEEDINGS                                  Not applicable.

                         EXCELSIOR INSTITUTIONAL TRUST
                             CROSS-REFERENCE SHEET
                           (As Required by Rule 495)
                     Optimum Growth and Value Equity Funds

                                                       Statement of Additional
PART B ITEM NUMBER                                        Information Headings
------------------                                        --------------------
10.  COVER PAGE                                                    Cover Page.

11.  TABLE OF CONTENTS                                      Table of Contents.

12.  GENERAL INFORMATION AND HISTORY            Excelsior Institutional Trust.

13.  INVESTMENT OBJECTIVES AND POLICIES                 Investment Objectives,
                                                    Policies and Restrictions.

14.  MANAGEMENT OF THE FUND                           Management of the Trust.

15.  CONTROL PERSONS AND PRINCIPAL
      HOLDERS OF SECURITIES                           Management of the Trust.

16.  INVESTMENT ADVISORY AND
      OTHER SERVICES                                  Management of the Trust;
                                                             see Prospectus --
                                                    "Management of the Trust".

17.  BROKERAGE ALLOCATION AND
      OTHER PRACTICES                                   Investment Objectives,
                                                    Policies and Restrictions.

18.  CAPITAL STOCK AND OTHER SECURITIES         Excelsior Institutional Trust;
                                           Taxation; Description of the Trust;
                                                   Fund Shares; see Prospectus
                                                  -- "Management of the Trust"
                                                   and "Description of Shares,
                                               Voting Rights and Liabilities".

19.  PURCHASE, REDEMPTION AND
      PRICING OF SECURITIES
      BEING OFFERED                                       Determination of Net
                                                        Asset Value; Valuation
                                                     of Securities; Additional
                                                        Purchase, Exchange and
                                                       Redemption Information.

20.  TAX STATUS                                       Taxation; see Prospectus
                                                             -- "Tax Matters".

21.  UNDERWRITERS                                     Management of the Trust;
                                                             see Prospectus --
                                                    "Management of the Trust".

22.  CALCULATION OF PERFORMANCE
      DATA                                            Performance Information.

23.  FINANCIAL STATEMENTS                                      Not applicable.

PART C


  Information required to be included in Part C is set forth under the appropriate items, so numbered, in Part C of this Registration Statement.

                                EXPLANATORY NOTE


  This Post-Effective Amendment No. 7 (the "Amendment") to the Registrant's registration statement on Form N-1A (the "Registration Statement") is being filed to add two new portfolios, the Institutional Optimum Growth and Institutional Value Equity Funds.

  Accordingly, the prospectus and statement of additional information for the Excelsior Institutional Equity Fund, Institutional Income Fund, Institutional Total Return Bond Fund, Institutional Bond Index Fund, Institutional Balanced Fund, Institutional Equity Growth Fund and Institutional International Equity Fund are not included in this filing.

                  EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND
                   EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND



                         EXCELSIOR INSTITUTIONAL TRUST
                               73 TREMONT STREET
                          BOSTON, MASSACHUSETTS 02108
                                 (617) 557-8000
   For initial purchase and existing account information, call (800) 909-1989
                      (From overseas, call (617) 557-1755)
         For current prices and yield information, call (800) 861-3430



     This Prospectus describes two mutual funds offered by Excelsior Institutional Trust (the "Trust"), an open-end diversified management investment company. The mutual funds, Excelsior Institutional Optimum Growth Fund and Excelsior Institutional Value Equity Fund (each, a "Fund"; collectively, the "Funds"), are separate series of the Trust. As described in this Prospectus, the shares of each Fund are classified into two separate classes of shares representing Trust Shares and Institutional Shares.

     This Prospectus sets forth concisely the information about the Funds that a prospective investor should consider before investing. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information containing additional information about the Funds has been filed with the Securities and Exchange Commission and is available upon request without charge by writing to the Trust at its address shown above or by calling (800) 909-1989. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY __, 1996

     Each Fund has its own investment objective, as follows:

     The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return through capital appreciation.

     The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation.

     United States Trust Company of New York ("U.S. Trust") is the investment adviser for the Optimum Growth and Value Equity Funds. For more information on the investment adviser of the Funds, please refer below to the section entitled "Management of the Trust - Investment Manager".

                         EXCELSIOR INSTITUTIONAL TRUST
                              SUMMARY OF EXPENSES

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of Trust Shares and Institutional Shares of the Funds, and the estimated aggregate annual operating expenses for Trust Shares and Institutional Shares of the Funds, as a percentage of average daily net assets of the Funds, and (ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in Trust Shares and Institutional Shares of each Fund.

     The table illustrates that investors in the Funds incur no shareholder transaction expenses imposed by the Trust, although in connection with purchases and redemptions of shares of the Funds, some institutional investors ("Shareholder Organizations") may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Customers should contact their Shareholder Organization directly for further information. Investments in Trust Shares and Institutional Shares of a Fund are subject to the operating expenses set forth below for each Fund as a percentage of the average daily net assets of the Fund. Expenses of the Funds are discussed below under "Management of the Trust".

SHAREHOLDER TRANSACTION EXPENSES              INSTITUTIONAL SHARES   TRUST
                                                                     SHARES
Sales Load Imposed on Purchases               None                  None
Sales Load Imposed on Reinvested Dividends    None                  None
Deferred Sales Load                           None                  None
Redemption Fees                               None                  None
Exchange Fees                                 None                  None


EXPENSE TABLE
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                     OPTIMUM GROWTH FUND                         VALUE EQUITY FUND
                                                 ----------------------------                   -------------------
                                                  INSTITUTIONAL      TRUST      INSTITUTIONAL          TRUST
                                                     SHARES         SHARES         SHARES             SHARES
                                                 ---------------  -----------  ---------------  -------------------
Advisory Fees (after fee waivers and                        .40%         .40%             .40%                 .40%
    expense reimbursements)/(1)/

12b-1 Fees/(2)/                                          None            .35%          None                    .35%

Other Operating Expenses                                    .30%         .30%             .30%                 .30%
                                                             ---         ----              ---                 ----
   Administration Fees (after fee waivers and      .15%           .15%           .15%               .15%
     expense reimbursements)/(1)/
   Administrative Servicing Fees/(1)/                0%             0%             0%                 0%
   Other Expenses                                  .15%           .15%           .15%               .15%
                                                   ---            ---            ---                ---

Total Fund Operating Expenses                               .70%        1.05%             .70%                1.05%
 (after fee waivers and                                     ===         ====              ===                 ====
  expense reimbursements)/(1)/

EXAMPLE

     Investors would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return and (2) redemption of the investment at the end of the following periods:

                                              1 Year  3 Years
                                              ------  -------
Optimum Growth Fund (Institutional Shares)        $7      $22
Optimum Growth Fund (Trust Shares)            $_____  $_____
Value Equity Fund (Institutional Shares)          $7      $22
Value Equity Fund (Trust Shares)              $_____  $_____
                                            =================

______________________
(1) The investment adviser and the administrators have agreed to voluntarily waive a portion of their respective fees and to reimburse certain operating expenses of the Funds, which waivers and reimbursements may be terminated at any time. Until further notice, the investment adviser and/or the administrators intend to voluntarily waive fees in an amount equal to the administrative servicing fees. Without waivers, advisory fees would be .65% and administration fees would be __ for each class of each Fund; without fee waivers and expense reimbursements, "Total Fund Operating Expenses" would be: (i) 1.50% and 1.50% for Institutional Shares of the Optimum Growth and Value Equity Funds, respectively; and (ii) 1.85% and 1.85% for Trust Shares of the Optimum Growth and Value Equity Funds, respectively. Shareholder Organizations may charge their customers account fees for investment and other cash management services. See "How to Purchase, Exchange and Redeem Shares" below. Accordingly, the Expense Table and the Example do not reflect an amount for any such fees paid directly to a Shareholder Organization by its customers.

(2) As a result of the payment of distribution fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc. ("NASD").


  THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES AND RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the table is to assist investors in understanding the various costs and expenses that shareholders of each of the Funds will bear directly or indirectly. The Expense Table and Example reflect voluntary undertakings (i) by U.S. Trust and the administrators to waive certain of their fees, and (ii) by U.S. Trust and/or the administrators to reimburse the Trust for certain expenses. The estimated aggregate operating expenses (including amortization of organizational expenses but exclusive of taxes, interest, brokerage commissions and extraordinary expenses) of each class of each Fund are shown above after giving effect to such waivers and reimbursements. For more information with respect to the expenses of each of the Funds, see "Management of the Trust". Fee waivers and expense reimbursements are terminable at any time in the sole discretion of the service providers waiving fees or reimbursing expenses.

                       INVESTMENT OBJECTIVES AND POLICIES

INTRODUCTION

  Excelsior Institutional Trust was organized as a business trust under the laws of the State of Delaware, with the Funds established as separate series of the Trust on April 27, 1994. Shares of the Funds are continuously sold to institutional investors.

  Unless otherwise stated, each of the investment objectives, policies and strategies discussed herein and in the Statement of Additional Information are deemed "non-fundamental", i.e., the approval of a Fund's shareholders is not required to change its investment objective or any of its investment policies and strategies. You will be notified of any material changes. Any changes in a Fund's investment objective, policies or strategies could result in such Fund having investment objectives, policies and strategies different from those applicable at the time of a shareholder's investment in such Fund.

INVESTMENT OBJECTIVES

  The investment objective of EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND (the "Optimum Growth Fund") is to seek superior, risk-adjusted total return through capital appreciation. The Growth Fund invests in a diversified portfolio of equity securities whose growth prospects, in the opinion of the investment adviser, appear to exceed that of the overall market.

  The investment objective of EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND (the "Value Equity Fund") is to seek long-term capital appreciation. The Equity Fund seeks to achieve this objective by investing in a diversified portfolio of equity securities whose market value, in the opinion of the investment adviser, appears to be undervalued relative to the marketplace.

  The following is a discussion of the various investment policies and strategies employed by each Fund. Additional information about the investment policies and strategies of each Fund appears in the Statement of Additional Information. There can be no assurance that the investment objective of either Fund will be achieved.

U.S. TRUST'S INVESTMENT PHILOSOPHY AND STRATEGIES

  U.S. Trust, the adviser for the Optimum Growth and Value Equity Funds, offers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust prides itself in offering an attentive and high level of service to each of its clients.

  OPTIMUM GROWTH AND VALUE EQUITY FUNDS

  Investment Philosophy. The Optimum Growth Fund is managed by the Campbell Cowperthwait division of U.S. Trust. Campbell Cowperthwait follows a long-term investment philosophy of buying and holding equity securities of companies which they believe to be of high quality and of high growth potential. Typically, these companies are industry leaders able to dominate their markets by being the low-cost, high quality producers of products or services. The investment adviser believes that earnings growth is the primary determinant of stock prices and that efficient financial markets will reward consistently above-average earnings growth with greater than average capital appreciation over the long-term.

  In managing investments for the Value Equity Fund, U.S. Trust follows a long-term investment philosophy which generally does not change with the short-term variability of financial markets or fundamental conditions. U.S. Trust's approach begins with the conviction that all worthwhile investments are grounded in value. U.S. Trust believes that an investor can identify fundamental values that eventually should be reflected in market prices. U.S. Trust believes that over time a disciplined search for fundamental value will achieve better results than attempting to take advantage of short-term price movements.

  Implementation of this long-term value philosophy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, U.S. Trust in managing investments for the Value Equity Fund is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

  Strategies. In order to translate its investment philosophy into more specific guidance for selection of investments, U.S. Trust uses three specific strategies. These strategies, while identified separately, may overlap so that more than one may be applied in an investment decision.

  U.S. Trust's "PROBLEM/OPPORTUNITY STRATEGY" seeks to identify industries and companies with the capabilities to provide solutions to or benefit from complex problems such as the changing demographics and aging of the U.S. population or the need to enhance industrial productivity. U.S. Trust's second strategy is a "TRANSACTION VALUE" comparison of a company's real underlying asset value with the market price of its shares and with the sale prices for similar assets changing ownership in public market transactions. Differences between a company's real asset value and the price of its shares often are corrected over time by restructuring of the assets or by market recognition of their value. U.S. Trust's third strategy involves identifying "EARLY LIFE CYCLE" companies whose products are in their earlier stages of development or that seek to exploit new markets. Frequently such companies are smaller companies, but early life cycle companies may also include larger established companies with new products or new markets for existing products. U.S. Trust believes that over time the value of such companies should be recognized in the market.

  Themes. To complete U.S. Trust's investment philosophy, the three portfolio strategies discussed above are applied in concert with several "longer-term investment themes" to identify investment opportunities. These themes include the aging of America, the restructuring of business and industry, the convergence of the communication and entertainment industries, the demand for environmentally related products and services, the continued need for businesses to become global competitors, investment in the long-term supply of energy and the continued need to enhance productivity. U.S. Trust believes these longer-term themes represent strong and inexorable trends. U.S. Trust also believes that understanding the instigation, catalysts and effects of these longer-term trends should help to identify companies that are beneficiaries of these trends.

INVESTMENT POLICIES

  OPTIMUM GROWTH FUND seeks superior, risk-adjusted total return through capital appreciation by investing in a diversified portfolio of equity securities whose growth prospects, in the opinion of the investment adviser, appear to exceed that of the overall market.

  The investment adviser will utilize a two-tiered approach to select appropriate securities. A "core" portfolio will consist primarily (i.e. from 60% to 80% under ordinary market conditions) of mid- to large-capitalization growth stocks. These investments will be complimented with a structured overlay developed through the use of quantitative analysis to further diversify investment selections among stocks included within the Russell 1000 Growth Universe. The Russel 1000 Growth Universe contains those Russel 1000 Securities with a greater than average growth orientation. This "structured" segment of the portfolio is developed by analyzing the risk characteristics, i.e. profit to earnings ratio, return on equity, capitalization, earnings per share, industry sector, etc., of the "core" portfolio. Based upon these factors, securities are systematically selected which possess financial characteristics which compliment those of the core portfolio. These portfolio selections result in a broader diversification of the "core" portfolio holdings within the Russell Mid- to Large-Capitalization Growth Universe.

  The Optimum Growth Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "U.S. Government and Agency Securities" and "Short-Term Instruments" below under "Additional Investment Strategies and Techniques; Risk Factors", and the Statement of Additional Information.

  The Optimum Growth Fund may invest in the securities of foreign issuers directly, or indirectly through sponsored and unsponsored American Depository Receipts. See "Additional Investment Strategies and Techniques; Risk Factors - Foreign Investments" below for further information on foreign investments.

  Because of the risks associated with common stock investments, the Optimum Growth Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Optimum Growth Fund a complete investment program.

  VALUE EQUITY FUND seeks long-term capital appreciation by investing in a diversified portfolio of equity securities whose market value, in the opinion of the investment adviser, appears to be undervalued relative to the marketplace. U.S. Trust uses the investment philosophy, strategies and themes discussed above to identify such investment values and to diversify the Fund's investments over a variety of industries and types of companies.

  Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stock, preferred stock and securities convertible into common stock. Normally, not more than 35% of the Fund's total assets may be invested in other securities and instruments including, e.g., investment-grade debt securities, warrants, options, and futures instruments as described in more detail below. See "Additional Investment Strategies and Techniques; Risk Factors" below. The Fund may hold cash or invest without limitation in U.S. Government securities, high quality money market instruments and repurchase agreements collateralized by the foregoing obligations, if deemed appropriate by U.S. Trust for temporary defensive purposes. For a description of these securities, see "U.S. Government and Agency Securities" and "Short-Term Instruments" below under "Additional Investment Strategies and Techniques; Rick Factors", and the Statement of Additional Information.

  In managing the Fund, U.S. Trust seeks to purchase securities having value currently not recognized in the market price of a security, consistent with the strategies discussed above.

  Value Equity Fund holdings will include common stocks of companies having capitalizations of varying amounts, and the Fund may invest a portion of its portfolio in the securities of high growth, small companies where U.S. Trust expects earnings and the price of the securities to grow at an above-average rate, such as small capitalization issuers. The equity securities of small capitalization issuers have historically been characterized by greater volatility of returns, greater total returns, and lower dividend yields than equity securities of large capitalization issuers. As a result, there may be a greater fluctuation in the net asset value of the Fund, and the Fund may be required, in order to meet withdrawals by investors or for other reasons, to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a period of time.

  The Value Equity Fund may invest in the securities of foreign issuers directly, or indirectly through sponsored and unsponsored American Depository Receipts. See "Additional Investment Strategies and Techniques; Risk Factors - Foreign Investments" below for further information on foreign investments.

  Because of the risks associated with common stock investments, the Value Equity Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Value Equity Fund a complete investment program.

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

  The Funds may utilize the investment strategies and techniques described below.

  U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal National Mortgage Association are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; other securities, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. For additional information on U.S. Government securities, see the Statement of Additional Information.

  CONVERTIBLE SECURITIES. Each of the Funds may invest in investment grade convertible securities of domestic and foreign issuers. See "Investment Grade Ratings" for an explanation of investment grade ratings of debt securities, including convertible securities. The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock.
Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

  INVESTMENT GRADE RATINGS. The Funds may purchase convertible securities only if they are deemed investment grade, that is, carry a rating of at least Baa from Moody Investors Service, Inc. ("Moody's") or BBB from Standard & Poor's Ratings Group ("S&P") or, if not rated by these rating agencies, are judged by the investment managers to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Funds intend to dispose in an orderly manner of any security which is downgraded below investment grade subsequent to its purchase. See the Appendix to the Statement of Additional Information for a more detailed explanation of these ratings.

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the relevant Fund may incur a loss.

  REPURCHASE AGREEMENTS. Each of the Funds may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Trust. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Fund to the seller. The Fund always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Fund might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Fund's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

  REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, but not for leverage. Each Fund may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission (the "SEC") views reverse repurchase agreements as a form of borrowing. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

  INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash positions, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses a Fund bears directly in connection with its own operations, as a shareholder of another investment company, such Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the corresponding Fund's shareholders would indirectly bear the expenses of the other investment company, some or all of which would be duplicative. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), that is, a Fund may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by such Fund. In addition, not more than 5% of the total assets of a Fund may be invested in the securities of any one investment company.

  FOREIGN INVESTMENTS. In accordance with their respective investment objectives and policies, each Fund may invest in common stocks of foreign corporations, and each Fund may invest in convertible securities of foreign corporations as well as fixed income securities of foreign government and corporate issuers. Neither Fund expects to invest more than 30% of its respective total assets at the time of purchase in securities of foreign issuers.

  All investments, domestic or foreign, involve certain risks. Investment in securities of foreign issuers, and in obligations of foreign branches or subsidiaries of domestic or foreign banks, may involve risks in addition to those normally associated with investments in the securities of U.S. issuers. Overall, there may be limited publicly available information with respect to foreign issuers, and there may be less supervision of foreign stock exchanges and market participants such as brokers and issuers. Moreover, available information may not be as reliable as information regarding U.S. companies, because foreign issuers often are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

  Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes. To the extent that such taxes are not offset by credits or deductions allowed to investors under the Federal income tax laws, they may reduce the net return to investors. See "Tax Matters" below.

  Investors should realize that the value of a Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or changes in) exchange controls or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of Fund securities and could favorably or unfavorably affect a Fund's operations. The economies of individual foreign nations may differ from the U.S. economy in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

  While the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity.

  The costs attributable to investing abroad are usually higher than those of funds investing in domestic securities for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

  The Funds may invest in securities of foreign issuers directly or in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") or other similar securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying foreign securities. Certain such institutions issue ADRs which may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

  Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by the Funds. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events, many of which may be difficult, if not impossible, to predict.

  FOREIGN CURRENCY EXCHANGE TRANSACTIONS. In accordance with their respective investment objectives and policies, the Optimum Growth and Value Equity Funds may buy and sell securities (and receive interest and dividends proceeds) in currencies other than the U.S. dollar. Therefore, these Funds may enter from time to time into foreign currency exchange transactions. The Funds will either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold.

  A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. The Funds will not enter into forward contracts for speculative purposes. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  The Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, a Fund would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency. A Fund will only enter into forward contracts to sell a foreign currency in exchange for another foreign currency if its investment manager expects the foreign currency purchased to appreciate against the U.S. dollar.

  Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

  FUTURES CONTRACTS AND OPTIONS. Each Fund may purchase put and call options on securities, indices of securities and futures contracts. The Funds may also purchase and sell futures contracts. Futures contracts on securities and securities indices will be used primarily to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the investment managers, available cash balances do not permit economically efficient purchases of securities. Moreover, a Fund may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Funds may use futures contracts and options for both hedging and risk management purposes, although not for speculation. See "Futures Contracts and Options on Futures Contracts" in the Statement of Additional Information.

  The Funds may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) purchase put and call options on futures contracts on securities and indices of securities. In addition, the Funds may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities. The staff of the SEC has taken the position that OTC options are illiquid and, therefore, together with other illiquid securities held by a Fund, cannot exceed 15% of such Fund's net assets. The Funds intend to comply with this limitation.

  The Funds may use options and futures contracts to manage their exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund's overall strategy in a manner deemed appropriate by the Fund's investment managers and consistent with its objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

  The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund's return. While the use of these techniques by a Fund may reduce certain risks associated with owning its portfolio securities, these investments entail certain other risks. If a Fund's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower such Fund's return. Certain strategies limit a Fund's possibilities to realize gains as well as limit its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Fund's turnover rate. For more information on these investment techniques, see the Statement of Additional Information.

  Each of the Funds may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of such Fund's total net assets, and (ii) the aggregate margin deposits required on all such futures and premium on options thereon held at any time do not exceed 5% of such Fund's total assets. The Funds may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. Neither Fund has any current intention of purchasing futures contracts or investing in put and call options on securities, indices of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

  ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES.
Each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

  Acquisitions of illiquid investments by the Funds are subject to the following non-fundamental policies. Each Fund may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. Each of the Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the investment managers and approved by the Trustees. The Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of a Fund. As a result, a Fund holding these securities might not be able to sell these securities when the investment manager wishes to do so, or might have to sell them at less than fair value.

  SHORT-TERM INSTRUMENTS. Each Fund may invest in short-term income securities in accordance with its investment objective and policies as described above.
The Funds may also make money market investments pending other investments or settlement, or to maintain liquidity to meet shareholder redemptions. In adverse market conditions and for temporary defensive purposes only, each of the Funds may temporarily invest their respective assets without limitation in short-term investments. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Funds may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations. The Funds may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

  Each Fund may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Time deposits which may be held by the Funds are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Funds will not invest, respectively, more than 15% of the value of their net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations in which the Funds may invest include uninsured, direct obligations which have either fixed, floating or variable interest rates.

  The Funds will limit their short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality pursuant to procedures established by the Board of Trustees of the Trust. The Funds may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

  SECURITIES LENDING. The Funds may seek to increase their income by lending securities to banks, brokers or dealers and other recognized institutional investors. Such loans may not exceed 30% of the value of a Fund's total assets. In connection with such loans, each Fund will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Fund can increase its income through the investment of any such collateral consisting of cash. Such Fund continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security, and in addition, if the collateral received is other than cash, receives a fee based on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

  SHORT SALES "AGAINST THE BOX". In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box". A Fund may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security convertible or exchangeable for such security) may decline, or when a Fund wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of a Fund's total assets would be involved in short sales "against the box".

  CERTAIN OTHER OBLIGATIONS. Consistent with their respective investment objectives, policies and restrictions, the Funds may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See the Statement of Additional Information. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with the Fund's investment objective, policies and restrictions.

  PORTFOLIO TURNOVER RATE. Although the Funds generally seek to invest for the long term, each Fund may sell securities irrespective of how long such securities have been held. Each Fund may sell a portfolio investment immediately after its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

  The annual portfolio turnover rate for each Fund is not expected to exceed 100%. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Fund and ultimately by the shareholders of such Fund. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See "Tax Matters" below.

                                  *    *    *

  As diversified investment companies, 75% of the assets of each Fund are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. In addition, each Fund may not invest 25% or more of its assets in the securities of issuers in any one industry. These are fundamental investment policies of each Fund which may not be changed without investor approval.

  The Statement of Additional Information includes further discussion of investment strategies and techniques, and a listing of other fundamental investment restrictions and non-fundamental investment policies which govern the investment policies of each Fund. Fundamental investment restrictions may not be changed, in the case of each Fund, without the approval of that Fund's shareholders. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of the policy.

  The investment objective of each Fund may be changed without the approval of that Fund's shareholders, but not without written notice thereof to that Fund's shareholders thirty days prior to implementing the change. If there were a change in a Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs. There can, of course, be no assurance that the investment objective of a Fund will be achieved. See "Investment Restrictions" in the Statement of Additional Information for a description of the fundamental investment policies and restrictions of each Fund that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of that Fund. Except as stated otherwise, all investment objectives, policies, strategies and restrictions described herein and in the Statement of Additional Information are non-fundamental.

                               PRICING OF SHARES

  The net asset value of each Fund is determined and the Institutional Shares and Trust Shares of each Fund (the "Shares") are priced separately for purchases and redemptions at the close of regular trading hours on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time). Net asset value and pricing for each Fund are determined on each day the NYSE and U.S. Trust are open for trading ("Business Day"). Net asset value is calculated separately for each class of shares by dividing the value of all securities and other assets belonging to a Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding.

  Assets in the Funds which are traded on a recognized domestic stock exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities in the Funds which are traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices, and securities in such Funds for which there were no transactions are valued at the average of the most recent bid and asked prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Board of Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost.

  Securities of the Funds which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an event subsequent to the time when value was so established is likely to have changed such value, then the fair value of those securities will be determined after consideration of such events and other material factors, all under the direction and guidance of the Board of Trustees of the Trust. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Absent unusual circumstances, investments in foreign debt securities having a maturity of 60 days or less are valued based upon the amortized cost method. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees of the Trust. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of conversion. Some of the securities acquired by the Funds may be traded on foreign exchanges or over-the-counter markets on days which are not Business Days. In such cases, the net asset value of the Shares may be significantly affected on days when investors can neither purchase nor redeem a Fund's Shares. The administrators have undertaken to price the securities held by the Funds, and may use one or more independent pricing services in connection with this service. The methods used by the pricing services and the valuations so established will be reviewed by each Fund's investment managers and the administrators under the general supervision of the Board of Trustees of the Trust.

                  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES

  INTRODUCTION. Edgewood Services, Inc. (the "Distributor") has established several procedures for purchasing and redeeming shares in order to accommodate different types of investors.

  Trust Shares may be purchased by individuals ("Individual Investors") and Institutional Shares may be purchased by institutions ("Institutional Investors" and, collectively with Individual Investors, "Investors"). Both Institutional Shares and Trust Shares may be purchased directly from the Distributor or through Shareholder Organizations.

  A Shareholder Organization may elect to hold of record shares for its customers ("Customers") and to record beneficial ownership of shares on the account statements provided to its Customers. In that case, it is the Shareholder Organization's responsibility to transmit to the Distributor all purchase and redemption orders for its Customers and to transmit, on a timely basis, payment for purchase orders to Chase Global Funds Service Company ("CGFSC") and redemption proceeds to Customers in accordance with the procedures agreed to by the Shareholder Organization, the Distributor and Customers. Confirmations of all such purchases and redemptions by Shareholder Organizations for the benefit of their Customers will be sent by CGFSC to the particular Shareholder Organization. In the alternative, a Shareholder Organization may elect to establish its Customers' accounts of record with CGFSC. In this event, even if the Shareholder Organization continues to place its Customers' purchase and redemption orders with the Distributor, CGFSC will send confirmations of such transactions and periodic account statements directly to the Customers.

  Customers may agree with a particular Shareholder Organization to make minimum purchases and maintain minimum balances with respect to their accounts. Depending upon the terms of the particular account, Shareholder Organizations may charge a Customer's account fees for automatic investment and other cash management services provided. Customers should contact their Shareholder Organizations directly for further information on purchase and redemption procedures and account fees.

PURCHASE OF SHARES

  Institutional Shares and Trust Shares of each Fund may be purchased without a sales charge on any Business Day at the applicable net asset value next determined after an order is transmitted to the Trust's transfer agent, CGFSC, and accepted by the Distributor. There is no minimum amount for initial or subsequent investments. Purchase orders for shares received prior to the close of regular trading on the NYSE on any day that a Fund's net asset value is calculated are priced according to the net asset value determined on that day. Purchase orders received after the close of regular trading on the NYSE are priced as of the time the net asset value per share is next determined.

  Shares of each Fund may be purchased only in those states where they may be lawfully sold. The Trust reserves the right to cease offering shares for sale at any time and the Distributor and the Trust each reserve the right to reject any order for the purchase of shares.

  PURCHASE PROCEDURES

  Institutional Investors and Individual Investors may purchase Institutional Shares and Trust Shares, respectively, in accordance with the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organizations directly to purchase shares. Certificates will not be issued for shares.

  General

  Individual Investors may purchase Trust Shares by completing the Application for purchase of shares accompanying this Prospectus and mailing it, together with a check payable to Excelsior Institutional Trust, to:

                  Excelsior Institutional Trust
                  c/o Chase Global Funds Service Company
                  P.O. Box 2798
                  Boston, MA 02208-2798

  Subsequent investments in an existing account in a Fund may be made at any time by sending to the above address a check payable to Excelsior Institutional Trust along with: (a) the detachable form that regularly accompanies the confirmation of a prior transaction; (b) a subsequent order form which may be obtained from CGFSC or a Shareholder Organization; or (c) a letter stating the amount of the investment, the name of the Fund, and the account number in which the investment is to be made.


  Purchases by Wire

  Institutional Investors and Individual Investors may purchase Institutional Shares and Trust Shares, respectively, by wiring federal funds to CGFSC. Prior to making an initial investment by wire, an Investor must telephone CGFSC at
(800) 909-1989 (from overseas, please call (617) 557-1755) for instructions, including a Wire Control Number. Federal funds and registration instructions should be wired through the Federal Reserve System to:

                  The Chase Manhattan Bank, N.A.
                  ABA #021000021
                  Excelsior Institutional Trust
                  Credit DDA #910-2-733046
                  [Account Registration]
                  [Account Number]
                  [Wire Control Number] *See Above*

  Purchases of shares by federal funds wire will be effected at the net asset value per share next determined after acceptance of the order provided that the federal funds wire has been received by the Fund's bank on that Business Day.

  It is intended that each Fund will be as fully invested at all times as is reasonably practicable in order to enhance the return on its assets. Accordingly, in order to make investments which will immediately generate income, a Fund must have federal funds available. Purchase orders received and accepted after 4:00 p.m. (Eastern time) will be effected at the net asset value next determined even if a Fund received federal funds on that day.

  Investors making initial investments by wire must promptly complete the application accompanying this Prospectus and forward it to CGFSC. No account application is required for subsequent purchases. Completed applications should be directed to:

                         Excelsior Institutional Trust
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  The application may also be sent via facsimile. Please contact CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755) for complete instructions. Redemptions by investors will not be processed until the completed application for purchase of shares has been received and accepted by CGFSC. Investors making subsequent investments by wire should follow the above instructions.

  Purchases by Telephone

  For Institutional Investors who have previously selected the telephone purchase option, a purchase order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The purchase by telephone will be effected at the net asset value per share next determined after acceptance of the order.

  By establishing the telephone purchase option, the Institutional Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instructions. Accordingly, Institutional Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

  This option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their Customers fees. Customers should contact their Service Organizations directly for further information.

REDEMPTION OF SHARES

  Investors may redeem all or any portion of the shares in their account at the net asset value next determined after CGFSC receives and accepts a redemption order in proper form. Proceeds from redemption orders received and accepted by 4:00 p.m. (Eastern time) will normally be sent the next Business Day; redemption proceeds are sent in any event within five Business Days.

  It is necessary for Institutional Investors and other entities to have on file appropriate documentation authorizing redemptions by the institution or entity before a redemption request is considered to be in proper form. In some cases, additional documentation may be requested. Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, call (617) 557-1755).

  Because the investment return and principal value of an investment in each Fund will fluctuate, the value of shares redeemed may be more or less than the shareholder's cost. Redemptions of shares are taxable events on which a shareholder may realize a gain or loss.

  Customers of Shareholder Organizations holding shares of record may redeem all or part of their investments in the Funds in accordance with the procedures governing their accounts at their Shareholder Organizations. It is the responsibility of the Shareholder Organizations to transmit their Customers' redemption orders to CGFSC and to credit such Customer accounts with the redemption proceeds on a timely basis.

  Customers redeeming shares through certain Shareholder Organizations or certified financial planners may incur transaction charges in connection with such redemptions. Customers should contact their Shareholder Organization for further information on transaction fees.

  Redemption Procedures

  Institutional Investors and Individual Investors may redeem all or part of their shares in accordance with any of the procedures described below. These procedures only apply to Customers of Shareholder Organizations for whom individual accounts have been established with CGFSC. Customers whose individual accounts are maintained by Shareholder Organizations must contact their Shareholder Organization directly to redeem shares.

  If any portion of the shares to be redeemed represents an investment made by check, the Trust and CGFSC reserve the right not to honor the redemption until CGFSC is reasonably satisfied that the check has been collected in accordance with the applicable banking regulations; this collection process may take up to 15 days. Investors who anticipate the need for more immediate access to their investment should purchase shares by federal funds or bank wire or by certified or cashier's check. Banks normally impose a charge in connection with the use of bank wires, as well as certified checks, cashier's checks and federal funds. If a check is not collected, the purchase will be canceled and CGFSC will charge a fee of $25.00 to the Investor's account.

  Redemption by Wire or Telephone

  Investors who maintain an account at CGFSC and have so indicated on their application, or have subsequently arranged in writing to do so, may redeem shares by instructing CGFSC, by wire or telephone, to wire the redemption proceeds directly to the investor's predesignated bank account at any commercial bank in the United States. Investors may have their shares redeemed by wire by instructing CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). Only redemptions of $500 or more will be wired to an Individual Investor's account. No charge is imposed by the Trust for wiring redemption payments to Institutional Investors. However, an $8.00 fee for each wire redemption by an Individual Investor is deducted by CGFSC from the proceeds of the redemption, and Shareholder Organizations may charge Customers for wiring or crediting such redemption payments to their accounts. Information relating to such redemption services and charges, if any, is available to Customers directly from their Shareholder Organizations.

  In order to arrange for redemption by wire or telephone after an account has been opened or to change the bank account designated to receive redemption proceeds, an Investor must send a written request to the Trust at the address listed below under "Redemption by Mail". Such requests must be signed by the Investor, with signatures guaranteed (see "Redemption by Mail" below for details regarding signature guarantees). Further documentation may be requested.

  CGFSC and the Distributor reserve the right to refuse a wire or telephone redemption. Procedures for redeeming shares by wire or telephone may be modified or terminated at any time by the Trust or the Distributor. CGFSC, the Trust and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions believed to be genuine. Accordingly, shareholders will bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephone instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

  During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the redemption request to CGFSC in writing at the address noted below under "Redemption by Mail."

  Redemption by Mail

  Shares may be redeemed by an Investor by submitting a written request for redemption to:

                         Excelsior Institutional Trust
                     c/o Chase Global Funds Service Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  A written redemption request to CGFSC must (i) state the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed for each registered owner or by its authorized officer exactly as the shares are registered.

  A redemption request for an amount in excess of $5,000, or for any amount if the proceeds are to be sent elsewhere than the address of record, must be accompanied by signature guarantees from any eligible guarantor institution approved by CGFSC in accordance with its Standards, Procedures and Guidelines for the Acceptance of Signature Guarantees ("Signature Guarantee Guidelines"). Eligible guarantor institutions generally include banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. All eligible guarantor institutions must participate in the Securities Transfer Agents Medallion Program ("STAMP") in order to be approved by CGFSC pursuant to the Signature Guarantee Guidelines. Copies of the Signature Guarantee Guidelines and information on STAMP can be obtained from CGFSC at (800) 909-1989 (from overseas, please call (617) 557-
1755) or at the address given above. CGFSC may require additional supporting documents. A redemption request will not be deemed to be properly received in good form until CGFSC receives all required documents in proper form.

  Questions with respect to the proper form for redemption requests should be directed to CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).

  Other Redemption Information

  Except as described in "Investor Programs" below, Investors may be required to redeem shares in a Fund after 60 days' written notice if due to investor redemptions the balance in the particular account with respect to the Fund remains below $500. If a Customer has agreed with a particular Shareholder Organization to maintain a minimum balance with respect to shares of a Fund and the balance in such account falls below that minimum, the Customer may be obliged by the Shareholder Organization to redeem all or part of his shares to the extent necessary to maintain the required minimum balance.

                               INVESTOR PROGRAMS

  The investor programs described below are currently offered by the Trust to Investors generally. Customers should contact their Shareholder Organizations for information on the availability of, and the procedures and account charges applicable to, these investor programs.

INSTITUTIONAL SHARES AND TRUST SHARES

EXCHANGE PRIVILEGE

  Shares of a Fund may be exchanged without payment of any exchange fee for shares of the same class in another Fund described herein at their respective net asset values. Institutional Shares of a Fund may be exchanged for shares of the Excelsior Institutional Money Fund of Excelsior Funds. Additionally, Trust Shares of a Fund may be exchanged for shares of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. An exchange of shares is treated for federal and state income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Shareholders exchanging shares of a Fund for shares of another Fund should carefully review the disclosure provided herein relating to the acquired shares prior to making an exchange. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

  In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Trust reserves the right to limit the number of exchange requests of Investors to no more than six per year. The exchange option may be changed, modified or terminated at any time. The Trust currently does not charge a fee for this service, although some Service Organizations may charge their Customers fees. Customers should contact their Service Organizations directly for further information.

  Exchanges by Telephone

  For Investors who have previously selected the telephone exchange option, an exchange order may be placed by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755). The exchange by telephone will be effected at the net asset value per share for each Fund next determined after acceptance of the order.

  By establishing the telephone exchange option, the Investor authorizes CGFSC and the Distributor to act upon telephone instructions believed to be genuine. CGFSC and the Distributor will not be held liable for any loss, liability, cost or expense for acting upon such instruction. Accordingly, Investors bear the risk of loss. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including, without limitation, recording telephonic instructions and/or requiring the caller to provide some form of personal identification. Failure to employ reasonable procedures may make the Trust liable for any losses due to unauthorized or fraudulent telephone instructions.

  During periods of substantial economic or market change, telephone exchanges may be difficult to complete. If an Investor is unable to contact CGFSC by telephone, the Investor may also deliver the exchange request to CGFSC in writing at the address noted above under "Redemption by Mail."

RETIREMENT PLANS

  Shares are available for purchase by Investors in connection with the following tax-deferred prototype retirement plans offered by United States Trust Company of New York and other Shareholder Organizations:

  IRAs (including "rollovers" from existing retirement plans) for individuals and their eligible non-working spouses;

  Profit-Sharing and Money-Purchase Plans for corporations and self-employed individuals and their partners to benefit themselves and their employees; and

  Keogh Plans for self-employed individuals.

  Investors investing in shares pursuant to a retirement plan are not subject to the minimum investment and mandatory redemption provisions described above. Detailed information concerning eligibility, service fees and other matters related to these plans is available from the Trust by calling CGFSC at (800) 909-1989 (from overseas, please call (617) 557-1755).


TRUST SHARES

AUTOMATIC INVESTMENT PROGRAM

  The Automatic Investment Program permits Individual Investors to purchase Trust Shares (minimum of $50 per Fund per transaction) at regular intervals selected by the Individual Investor. Provided the Individual Investor's financial institution allows automatic withdrawals, Trust Shares are purchased by transferring funds from a checking, bank money market or NOW account designated by the Individual Investor. At the Individual Investor's option, the account designated will be debited in the specified amount, and Trust Shares will be purchased once a month, on either the first or fifteenth day, or twice a month, on both days.

  The Automatic Withdrawal Program is one means by which an Individual Investor may use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in shares at predetermined intervals. This may help Individual Investors to reduce their average cost per share because the agreed upon fixed investment amount allows more shares to be purchased during periods of lower share prices and fewer shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Individual Investors should be aware, however, that shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. In addition, while Individual Investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an Individual Investor ultimately redeems his shares at a price which is lower than their purchase price.

  Information concerning the availability of, and the procedures and fees relating to, Automatic Investment accounts may be obtained by Customers directly from their Shareholder Organizations.

SYSTEMATIC WITHDRAWAL PLAN

  Individual Investors who own Trust Shares of a Fund with a value of $10,000 or more may establish a Systematic Withdrawal Plan. The Individual Investor may request a declining-balance withdrawal, a fixed-dollar withdrawal, a fixed-share withdrawal, or a fixed-percentage withdrawal (based on the current value of shares in the account) on a monthly, quarterly, semi-annual or annual basis. Information concerning the availability of, and the procedures and fees relating to, such plans may be obtained by Customers directly from their Shareholder Organizations.


                                  TAX MATTERS

  Each year, the Trust intends to qualify each Fund and to elect that each Fund be treated as a separate "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Provided a Fund meets all income, distribution and diversification requirements of the Code, and distributes all of its net investment income and realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes generally will be required to be paid from that Fund, although foreign-source income of a Fund may be subject to foreign
withholding taxes.   If a Fund fails to qualify as a "regulated investment
company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions generally would be taxable as ordinary dividend income to shareholders.

  To satisfy various requirements in the Code, each Fund expects to distribute virtually all of its net income each year. Shareholders of a Fund normally will have to pay federal income taxes and any state or local taxes on the dividends and net capital gain distributions, if any, they receive from a Fund. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their Shares. Dividends and distributions, if any, paid to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional Shares of a Fund.

  A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments.

  Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

  At the end of each calendar year, each shareholder receives information for tax purposes on the dividends and other distributions received during that calendar year, including the portion thereof taxable as ordinary income, the portion taxable as long-term capital gains, the portion (if any) which constitutes a return of capital (which is generally free of tax, but results in a basis reduction), and the amount of dividends (if any) which may qualify for the dividends-received deduction for corporations.

  In general, any gain or loss realized upon a taxable disposition of Shares of a Fund by a shareholder that holds such Shares as a capital asset will be treated as long-term capital gain or loss if the Shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a redemption of Shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those Shares. Any loss realized upon a disposition of Shares may also be disallowed under rules relating to wash sales.

  The Trust may be required to withhold federal income tax at the rate of 31% from all taxable distributions and redemption proceeds payable to shareholders who do not provide the Trust with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Such withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's federal income tax liability.

  Under current law, neither the Trust, as a Delaware business trust, nor the Funds is liable for any income or franchise tax in the State of Delaware as long as the Funds continue to qualify as "regulated investment companies" under the Code.

  The foregoing discussion is intended for general information only. An investor should consult with its own tax advisor as to the tax consequences of an investment in the Funds, including the status of distributions from the Funds under applicable state and local tax laws.

                            MANAGEMENT OF THE TRUST

  The Board of Trustees of the Trust provides general supervision over the affairs of the Trust. The trustees decide upon matters of general policy and review the actions of service providers such as the investment managers, the administrators, the distributor, and others.

INVESTMENT MANAGERS

  OPTIMUM GROWTH FUND AND VALUE EQUITY FUND

  U.S. Trust is responsible for the management of the assets of each Fund pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust on behalf of the Funds. As investment adviser to the Funds, U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains records relating to such purchases and sales.

  All investment decisions for the Optimum Growth Fund are made by a committee of investment professionals within the Campbell Cowperthwait division of U.S. Trust and no persons are primarily responsible for making recommendations to that committee.

  David J. Williams is the person primarily responsible for the day-to-day management of the Value Equity Fund's investment portfolio. Mr. Williams, Senior Vice President, Department Manager and Senior Portfolio Manager of the Personal Equity and Balanced Investment Division of U.S. Trust, has been with U.S. Trust since 1987, and has managed the Optimum Growth Fund since its inception.

  For its services under the Advisory Agreement, U.S. Trust is entitled to receive a fee accrued daily and paid monthly at an annual rate equal to 0.65% of each Fund's average daily net assets. U.S. Trust has agreed to waive a portion of its investment advisory fees under the Advisory Agreement which waiver may be terminated at any time.

  U.S. Trust is a state-chartered bank and trust company which provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency services, and personal and corporate banking. U.S. Trust is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On December 31, 1995, U.S. Trust's Asset Management Group had approximately $46.5 billion in assets under management. U.S. Trust, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust also serves as investment adviser to Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.) and Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.), which are registered investment companies consisting of the following funds: Equity Fund; Income and Growth Fund; Long-Term Supply of Energy Fund; Productivity Enhancers Fund; Environmentally-Related Products and Services Fund; Aging of America Fund; Communication and Entertainment Fund; Business and Industrial Restructuring Fund; Global Competitors Fund; Early Life Cycle Fund; International Fund, Emerging Americas Fund; Pan European Fund; Pacific/Asia Fund; Money Fund; Government Money Fund; Treasury Money Fund; Short-Term Government Securities Fund; Intermediate-Term Managed Income Fund; Managed Income Fund; Tax-Exempt Money Fund; Short-Term Tax-Exempt Securities Fund; New York Intermediate-Term Tax-Exempt Fund; Intermediate-Term Tax-Exempt Fund; and Long-Term Tax-Exempt Fund. U.S. Trust also serves as investment adviser to Excelsior Funds, a registered investment company consisting of one investment portfolio: Excelsior Institutional Money Fund.

  INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

                                 ADMINISTRATORS

  U.S. Trust, located at 114 West 47th Street, New York, NY 10036, Chase Global Fund Service Company ("CGFSC"), located at 73 Tremont Street, Boston, Massachusetts 02108, and Federated Administrative Services ("FAS"), a wholly-owned subsidiary of Federated Investors located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779, serve as the Funds' administrators (the "Administrators"). The Administrators supervise the affairs of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the various service providers of the Trust; provide equipment and clerical personnel necessary for maintaining the organization of the Trust; prepare and distribute all materials in connection with meetings of trustees and investors; prepare and file all documents required for compliance by the Trust with applicable laws and regulations; and arrange for the maintenance of Fund accounting and record-keeping of the Trust.

  As compensation for providing these services and facilities to the Trust, the Administrators are jointly entitled to an annual fee, computed daily and paid monthly from each of the Funds, based on the combined average daily net assets of the Funds, the other investment portfolios of the Trust, Excelsior Funds, Inc. (excluding the International, Emerging Americas, Pacific/Asia and Pan European Funds) and Excelsior Tax-Exempt Funds, Inc. (collectively the "Fund Complex") as follows:

 Combined Average Daily Net Assets
 ---------------------------------
       of the Fund Complex              Annual Fee
       -------------------              -----------
first $200 million                        0.200%
next $200 million                         0.175%
over $400 million                         0.150%

  Administrative fees payable to the Administrators by each of the above Funds are determined in proportion to their pro rata share of the total average daily net assets of all of the investment portfolios included in the Fund Complex at the time of determination. From time to time one or more of the Administrators may waive all or a portion of the administrative fee payable to them by the Funds, which waiver may be terminated at any time.

  DISTRIBUTOR

  Pursuant to a Distribution Agreement, Edgewood Services, Inc. (the "Distributor"), Clearing Operations, P.O. Box 897, Pittsburgh, Pennsylvania 15230-0897, acts as principal underwriter for the Shares. Edgewood Services, Inc., a registered broker-dealer and a wholly-owned subsidiary of Federated Investors, is unaffiliated with U.S. Trust or any of its affiliates. The Distributor and its affiliates act as distributor and serve as administrator to twenty-four bank related mutual fund complexes.

  Under the Funds' Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust Shares of each Fund may reimburse the Distributor monthly for distribution expenses in an amount not to exceed the annual rate of .75% of the average daily net asset value of the Fund's outstanding Trust Shares. Trust Shares of each Fund currently bear the expense of such distribution fees at the annual rate of .35% of the average daily net asset value of the Fund's outstanding Trust Shares. Distribution expenses payable by the Distributor under the Distribution Plan include direct and indirect marketing expenses such as: i) the expense of preparing, printing and distributing promotional materials and prospectuses (other than prospectuses used for regulatory purposes or for distribution to existing shareholders); ii) the expense of other advertising via radio, television or other print or electronic media; and iii) the expense of payments to financial institutions that are not affiliated with the Distributor ("Distribution Organizations") for distribution assistance (including sales incentives).

  The NASD has adopted rules which generally limit the payments under the Trust's Distribution Plan to a certain percentage of total new gross share sales, plus interest. The Trust would stop accruing Distribution Plan fees if, to the extent, and for as long as such limit would otherwise be exceeded.

                          SHAREHOLDER SERVICING AGENTS

  The Trust will enter into an agreement ("Servicing Agreement") with each Service Organization requiring it to provide administrative support services to its customers beneficially owning Shares. As a consideration for the administrative services provided to customers, a Fund will pay the Service Organization an administrative service fee at an annual rate of up to .40% of the average daily net asset value of its Shares held by the Service Organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem Shares; and providing periodic statements. Under the terms of the Servicing Agreement, Service Organizations will be required to provide to customers a schedule of any fees that they may charge in connection with a customer's investment. Until further notice, the Investment Adviser and Administrators have voluntarily agreed to waive fees payable by a Fund in an amount equal to administrative service fees payable by that Fund.

                         CUSTODIAN AND TRANSFER AGENT

  The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets. Communications to the custodian should be directed to The Chase Manhattan Bank, N.A., Mutual Funds Service Division, 770 Broadway, New York, NY 10003. Chase Global Funds Services Company ("CGFSC"), 73 Tremont Street, Boston, Massachusetts 02108, serves as the transfer agent for the Funds, providing transfer agency, dividend disbursement and registrar services. CGFSC is a subsidiary of Chase.

  EXPENSES

  The expenses of the Trust include the compensation of its trustees who are not affiliated with the investment managers; governmental fees; interest charges; taxes; fees and expenses of the Administrators, of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on shares of the Funds.

  Expenses of the Trust also include expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, reports, notices, proxy statements and reports to shareholders and to governmental offices and commissions; expenses of shareholder and trustee meetings; expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes; and membership dues in the Investment Company Institute allocable to the Trust.

  Bank Regulatory Matters. The Glass-Steagall Act and applicable banking laws and regulations generally prohibit certain financial institutions such as U.S. Trust from engaging in the business of underwriting securities of open-end investment companies such as the Trust. Based on advice of its counsel, it is the position of U.S. Trust that the investment advisory services performed by U.S. Trust under the Advisory Agreements with the Trust and the activities performed by U.S. Trust as one of the administrators for the Funds do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. In addition, counsel has advised that this combination of individually permissible activities is consistent with the Glass-Steagall Act and other federal or state legal and regulatory precedent. There is presently no controlling precedent regarding the performance of a combination of investment advisory, administrative and/or shareholder servicing activities by banks. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its servicing or investment management activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Funds might occur and a shareholder serviced by such bank might no longer be able to avail himself of any automatic investment or other services then being provided by such bank. The Trustees of the Trust do not expect that shareholders of the Funds would suffer any adverse financial consequences as a result of these occurrences.

  Certain Relationships and Activities. U.S. Trust and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Funds including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust has informed the Trust that, in making investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations U.S. Trust will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of U.S. Trust, its parents or its subsidiaries or affiliates. When dealing with its customers, U.S. Trust, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any Fund managed by U.S. Trust or any such affiliate.


                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Dividends equal to all or substantially all of each Fund's net investment income will be declared and paid at least quarterly.

  Long-term capital gains, if any, for each Fund will be distributed once a year, usually in December, if a Fund's profits during that year from the sale of securities held for longer than the applicable period exceed losses during such year from the sale of securities together with any net capital losses carried forward from prior years (to the extent not used to offset short-term capital gains). Net short-term capital gains realized during a Fund's fiscal year will also be distributed during such year. Each Fund's net income for dividend purposes consists of (i) all accrued income, whether taxable or tax-exempt, plus discount earned on the Fund's assets, less (ii) amortization of premium on such assets, accrued expenses directly attributable to the Fund, and the general expenses or the expenses common to more than one Fund (e.g., legal, administrative, accounting, and Trustees' fees) prorated to each class of each Fund on the basis of its relative net assets. A Fund's net investment income available for distribution to the holders of a particular class of shares will also be reduced by the amount of other expenses allocable to such class. Dividends and distributions will reduce the net asset value of each of the Funds by the amount of the dividend or distribution.

  Additional distributions will also be made to shareholders to the extent necessary to avoid the application of non-deductible federal excise taxes on certain undistributed income and net capital gains of mutual Funds.

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

  The Trust's Trust Instrument permits the trustees of the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each class of each series and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in each Fund. The Trust reserves the right to create and issue any number of series or classes; investments in each series participate equally in the earnings, dividends and assets of the particular series only and no other series. Currently, the Trust has nine series. The series include: Excelsior Institutional Equity Fund, Excelsior Institutional Income Fund, Excelsior Institutional Total Return Bond Fund, Excelsior Institutional Bond Index Fund, Excelsior Institutional Balanced Fund, Excelsior Institutional Equity Growth Fund, Excelsior Institutional International Equity Fund, Excelsior Institutional Value Equity Fund and Excelsior Institutional Optimum Growth Fund. Two series are offered through this Prospectus.

  The shares of each Fund are classified into two separate classes of shares representing Trust Shares and Institutional Shares. Trust Shares have different expenses than Institutional Shares which may affect performance.

  Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other Share. Shares have no preference, preemptive, conversion or similar rights. Shares when issued are fully paid and nonassessable, except as set forth below. Shareholders are entitled to one vote for each Share held on matters on which they are entitled to vote and will vote in the aggregate and not by class or series, except as otherwise expressly required by law. The Trust is not required to and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of shareholders when in the judgment of the Board of Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more trustees of the Trust at a shareholders meeting by vote of two-thirds of the outstanding Shares of the Trust. Shareholders also have the right to remove one or more trustees of the Trust without a meeting by a declaration in writing by a specified number of shareholders. Upon liquidation or dissolution of a Fund, shareholders would be entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

  The Trust is a business trust organized under the laws of the State of Delaware. Under Delaware law, shareholders of Delaware business trusts are entitled to the same limitation on personal liability extended to shareholders of private for profit corporations organized under the general corporation law of the State of Delaware; the courts of other states may not apply Delaware law, however, and shareholders may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law did not apply, inadequate insurance existed and a Fund itself was unable to meet its obligations.

  Shareholders of all series of the Trust will vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series of the Trust could control the outcome of these votes.

  For more information regarding the Trustees of the Trust, see "Management of the Trust" in the Statement of Additional Information.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements, reports to shareholders, or other communications to shareholders or prospective investors, the performance of Institutional Shares and Trust Shares of the Funds may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Performance information includes the Fund's investment results and/or comparisons of its investment results to various unmanaged indices, or results of other mutual funds or investment or savings vehicles. A Fund's investment results as used in such communications are calculated on a "yield" or "total rate of return" basis in the manner set forth below.

  The Trust provides period and annualized "total rates of return" and non-standardized total return data for each class of each Fund. The "total rate of return" refers to the change in the value of an investment in shares of a particular class of a Fund over a stated period which reflects any change in net asset value per share and includes the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be annualized. An annualized total rate of return is a compounded total rate of return which assumes that the period total rate of return is generated over a one-year period, and that all dividends and capital gains distributions are reinvested.

  The Trust provides annualized "yield" quotations for each class of each Fund. The "yield" of a particular class of a Fund refers to the income generated by an investment in such class over a thirty day or one month period. The dates of any such period are identified in all advertisements or communications containing yield quotations. Income is then annualized; that is, the amount of income generated by an investment in shares of that class over a period is assumed to be generated (or remain constant) over one year and is shown as a percentage of the net asset value on the last day of that year-long period. The Funds may also advertise the "effective yields" for each class of shares, which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the effective yields slightly higher because of the compounding effect of the assumed reinvestment. See "Performance Information" in the Statement of Additional Information. These methods of calculating "yield" and "total rate of return" are determined by regulations of the SEC.

  Since the yield and total rate of return quotations for each class of each Fund are based on historical earnings and since such yields and total rates of return fluctuate over time, such quotations should not be considered as an indication or representation of the future performance of either Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, Fund maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations to Customers that have invested in shares and any charges to institutional investors for asset management and related services will not be included in calculations of performance. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc.

                                 MISCELLANEOUS

  Shareholders of record will receive unaudited semi-annual reports and annual reports audited by the Funds' independent auditors.

  The Funds' Statement of Additional Information bears the same date as this Prospectus and contains more detailed information about the Funds, including information related to (i) investment policies and restrictions of the Funds,
(ii) Trustees and officers of the Trust, (iii) portfolio transactions and brokerage commissions, (iv) rights and liabilities of shareholders of the Trust,
(v) additional performance information, including methods used to calculate yield and total return, and (vi) determination of the net asset value of Shares of the Funds.

                    INSTRUCTIONS FOR NEW ACCOUNT APPLICATION

OPENING YOUR ACCOUNT:

  Complete the Application(s) and mail (regular or overnight) to:

                         Excelsior Institutional Trust
                    c/o Chase Global Funds Services Company
                                 P.O. Box 2798
                             Boston, MA 02208-2798

  Please enclose with the Application(s) your check made payable to the "Excelsior Institutional Trust" in the amount of your investment.

  For direct wire purchases please refer to the section of the Prospectus entitled "How to Purchase and Redeem Shares - Purchase Procedures".

  Minimum Investments:

  Except as provided in the Prospectus, there is no minimum amount required for an initial or subsequent investment.

  Redemptions:

  Shares can be redeemed in any amount and at any time in accordance with procedures described in the Prospectus. In the case of shares recently purchased by check, redemption proceeds will not be made available until the transfer agent is reasonably assured that the check has been collected in accordance with applicable banking regulations.

  Certain legal documents will be required from corporations or other organizations, executors and trustees, or if redemption is requested by anyone other than the shareholder of record. Written redemption requests of $5,000 or more must be accompanied by signature guarantees.

  Signatures:

  Please be sure to sign the Application(s).

  If the shares are registered in the name of:

  -    an individual, the individual should sign.

  -    joint tenants, both tenants should sign.

  -    a custodian for a minor, the custodian should sign.

  - a corporation or other organization, an authorized officer should sign (please indicate corporate office or title).*

  - a trustee or other fiduciary, the fiduciary or fiduciaries should sign (please indicate capacity).*

  -----

  * A corporate resolution or appropriate certificate may be required.

  Taxpayer Identification Number:

  Institutional Investors and other entities must provide a tax identification or social security number on the application. Investors who do not supply this information or who have been notified by the Internal Revenue Service that they are subject to backup withholding will be subject to a withholding rate of 31% from all taxable distributions paid to the shareholder.

  Questions:

  If you have any questions regarding the Application or redemption requirements, please contact your shareholder servicing agent.

         TABLE OF CONTENTS

                                        PAGE
                                        ----

SUMMARY OF EXPENSES                      3

INVESTMENT OBJECTIVES AND POLICIES       6

 OPTIMUM GROWTH FUND                     8

 VALUE EQUITY FUND                       9

PRICING OF SHARES                       19

HOW TO PURCHASE, EXCHANGE AND
 REDEEM SHARES                          20

INVESTOR PROGRAMS                       25

TAX MATTERS                             28

MANAGEMENT OF THE TRUST                 29

DIVIDENDS AND CAPITAL GAINS
 DISTRIBUTIONS                          34

DESCRIPTION OF SHARES, VOTING
 RIGHTS AND LIABILITIES                 34

PERFORMANCE INFORMATION                 36

MISCELLANEOUS                           37

INSTRUCTIONS FOR NEW
 ACCOUNT APPLICATION                    38

ACCOUNT APPLICATION

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY EXCELSIOR INSTITUTIONAL TRUST OR ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

                                   EXCELSIOR
                                 INSTITUTIONAL
                                     TRUST



                  Excelsior Institutional Optimum Growth Fund


                   Excelsior Institutional Value Equity Fund



                                   PROSPECTUS
                                  MAY __, 1996

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                                    MAY __, 1996

EXCELSIOR INSTITUTIONAL TRUST

      EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND
      EXCELSIOR INSTITUTIONAL VALUE EQUITY FUND


      Excelsior Institutional Trust (the "Trust") is comprised of nine funds. This Statement of Additional Information describes the shares of the Excelsior Institutional Optimum Growth Fund and Excelsior Institutional Value Equity Fund (each, a "Fund"; collectively, the "Funds").


      Table of Contents                                                 Page
      -----------------                                                 ----

      Excelsior Institutional Trust                                       2
      Investment Objectives, Policies and Restrictions                    2
      Performance Information                                            27
      Determination of Net Asset Value; Valuation of Securities          31
      Additional Purchase, Exchange, and Redemption Information          32
      Management of the Trust                                            32
      Counsel                                                            38
      Independent Auditors                                               38
      Taxation                                                           38
      Description of the Trust; Fund Shares                              40
      Appendix                                                           A-1


Excelsior Institutional Trust
73 Tremont Street
Boston, Massachusetts  02108
(617) 557-8000

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus as it may be amended from time to time (the "Prospectus"). This Statement of Additional Information should be read only in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust at its address shown above or by calling (800) 909-1989. Terms used but not defined herein, which are defined in the Prospectus, are used herein as defined in the Prospectus.

     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


                         EXCELSIOR INSTITUTIONAL TRUST

     The Trust is an open-end diversified management investment company which was organized as a business trust under the laws of the State of Delaware on April 27, 1994. The shares of the Trust are continuously sold to investors. Shares of the Trust are divided into nine separate series, two of which are described herein. Additional series may be added to the Trust from time to time. The Trust offers two classes of shares in each Fund -- Institutional Shares, which are offered to institutions, and Trust Shares, which are offered to individuals.

     United States Trust Company of New York ("U.S. Trust") is the investment adviser to the Funds. U.S. Trust makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Funds.


                INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Fund is described in the Prospectus. There can, of course, be no assurance that a Fund will achieve its investment objective.

                              INVESTMENT POLICIES

     The following supplements the discussions of the various investments of and techniques employed by the Funds set forth in the Prospectus.

OTHER INVESTMENT CONSIDERATIONS

     The Funds invest primarily in common stocks but may purchase both preferred stocks and securities convertible into common stock at the discretion of U.S. Trust. While current income is secondary to the Fund's objective of long-term capital appreciation, the Trust expects that the broad and diversified strategies utilized by U.S. Trust will result in somewhat more current income than would be generated if U.S. Trust utilized a single strategy more narrowly focused on rapid growth of principal and involving exposure to higher levels of risk.

     U.S. Trust's investment philosophy is to identify investment values available in the market at attractive prices. Investment value arises from the ability to generate earnings or from the ownership of assets or resources. Underlying earnings potential and asset values are frequently demonstrable but not recognized in the market prices of the securities representing their ownership. U.S. Trust employs the following three different but closely interrelated portfolio strategies to focus and organize its search for investment values.

     1.  Problem/Opportunity Companies.  Important investment opportunities
         -----------------------------
often occur where companies develop solutions to large, complex, fundamental problems, such as declining industrial productivity; rising costs and declining sources of energy; the economic imbalances and value erosion caused by years of high inflation and interest rates; the soaring costs and competing priorities of providing health care; and the accelerating interdependence and "shrinking size" of the world.

     Solutions or parts of solutions to large problems may be generated by established companies or comparatively new companies of all sizes through the development of new products, technologies or services, or through new applications of older ones.

     Investment in such companies represents a wide range of investment potential, current income return rates, and exposure to fundamental and market risks. Income generated by the Funds' investments in these companies would be expected to be moderate, characterized by lesser rates than those of a fund whose sole objective is current income, and somewhat higher rates than those of a higher-risk growth fund.

     2.  Transaction Value Companies.  In the opinion of U.S. Trust, the stock
         ---------------------------
market frequently values the aggregate ownership of a company at a substantially lower figure than its component assets would be worth if they were sold off separately over time. Such assets may include intangible assets such as product and market franchises, operating know-how, or distribution systems, as well as such tangible properties as oil reserves, timber, real estate, or production facilities. Investment opportunities in these companies are determined by the magnitude of difference between economic worth and current market price.

     Market undervaluations are often corrected by purchase and sale, restructuring of the company, or market recognition of a company's actual worth. The recognition process may well occur over time, however, incurring a form of time-exposure risk. Success from investing in these companies is often great, but may well be achieved only after a waiting period of inactivity.

     Income derived from investing in undervalued companies is expected to be moderately greater than that derived from investments in either the problem/opportunity or early life cycle companies.

     3.  Early Life Cycle Companies.  Investments in early life cycle companies
         --------------------------
tend to be narrowly focused on an objective of higher rates of capital appreciation. They correspondingly will involve a significantly greater degree of risk and the reduction of current income to a negligible level. Such investments will not be limited to new, small companies engaged only in frontier technology, but will seek opportunities for maximum appreciation through the full spectrum of business operations, products, services, and asset values. Consequently, the Funds' investments in early life cycle companies are primarily in younger, small to medium-sized companies in the early stages of their development. Such companies are usually more flexible in trying new approaches to problem-solving and in making new or different employment of assets. Because of the high risk level involved, the ratio of success among such companies is lower than the average, but for those companies which succeed, the magnitude of investment reward is potentially higher.

INVESTMENTS AND INVESTMENT TECHNIQUES

BANK OBLIGATIONS

     Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Fund may purchase three types of commercial paper, as classified by exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

     OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provision for automatic rollovers.

     PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchases.

LENDING OF PORTFOLIO SECURITIES

     Each Fund has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Fund can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in short-term securities subject to payment of a rebate fee to the borrower or by obtaining a fee from the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) each securities loan entered into on behalf of the Funds shall either provide for termination within five business days after notice by the Fund, or shall have a term not exceeding 60 days; (iv) the Fund must receive a reasonable return on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Fund would terminate the loan and regain the right to vote the securities.

VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The adviser of the Funds will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Funds. Each Fund will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     Each Fund may purchase from financial institutions participation interests in securities in which such Fund may invest. A participation interest gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of a Fund must have determined that the instrument is of comparable quality to those instruments in which the Fund may invest. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the security, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Each Fund will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. Currently, neither Fund intends to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

     Each Fund's investment managers will monitor the liquidity of Rule 144A securities for that Fund under the supervision of the Trust's Board of Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

UNSECURED PROMISSORY NOTES

     Each Fund may also purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with such Fund's investment objectives and policies. Each Fund will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Fund cannot exercise the demand feature described above and as to which there is no secondary market). Currently, neither Fund intends to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Fund's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Funds are fully collateralized, with such collateral being marked to market daily.

     Each Fund may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

FOREIGN SECURITIES

     Each Fund may invest its assets in securities of foreign issuers.
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ from the economy of the United States.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States.

     Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, each such Fund from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Fund maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Each Fund may enter into forward foreign currency exchange contracts for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into the investment managers' long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the investment managers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     At or before the maturity of a forward foreign currency exchange contract when a Fund has agreed to deliver a foreign currency, the Fund may sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency, and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent of the price of the currency it has agreed to sell is less than the price of the currency it has agreed to purchase in the offsetting contract.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar-equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Fund may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Fund which are not readily marketable, will not exceed 15% of the Fund's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, each Fund intends to invest 5% or less of its respective net assets in GICs during the current year.

WHEN-ISSUED SECURITIES

     The Funds may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, such Fund would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Funds will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of a Fund's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Funds expect always to have cash, cash equivalents, or high quality debt securities sufficient to cover any purchase commitments or to limit any potential risk. Although the Funds do not intend to make such purchases for speculative purposes and intend to adhere to SEC policies, purchases of securities on a when-issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Fund would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     When a Fund engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

ZERO COUPON OBLIGATIONS

     The Funds may acquire zero coupon obligations when consistent with their respective investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Fund, which is required for tax purposes to distribute to its shareholders a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     General.  The successful use of such instruments by a Fund may depend in
     -------
part upon its investment managers' skill and experience with respect to such instruments. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     Futures Contracts.  Each Fund may enter into contracts for the purchase or
     -----------------
sale for future delivery of securities or foreign currencies, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Fund may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including foreign government securities, corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities.

     Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, the Fund may sell stock index futures contracts in anticipation of or during a decline in the market value of the Fund's securities. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

     At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed income securities or foreign currencies. For example, if interest rates were expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt security in a Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent a Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Funds, if the judgment of the investment managers about the general direction of interest rates is incorrect, a Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Options on Futures Contracts.  Each Fund may purchase and write options on
     ----------------------------
futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of the Trust has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Fund and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Fund does not exceed 5% of the market value of the net assets of the Fund. In addition, the aggregate market value of the outstanding futures contracts purchased by the Fund may not exceed 50% of the market value of the total assets of the Fund. Neither of these restrictions will be changed by the Trust's Board of Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     Options on Foreign Currencies.  Each Fund may purchase and write options on
     -----------------------------
foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     The Funds may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     Each Fund may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held by it. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     Each Fund may write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     Additional Risks of Options on Futures Contracts, Forward Contracts and
     -----------------------------------------------------------------------
Options on Foreign Currencies.  Unlike transactions entered into by a Fund in
-----------------------------
futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Fund's ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES

     Each Fund may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

     When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire the securities at the exercise price.

     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. A Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     Each Fund has adopted certain other non-fundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for its qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     Each Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions, under the general supervision of the Trust's Board of Trustees.

OPTIONS ON SECURITIES INDICES

     In addition to options on securities, a Fund may also purchase and write
(sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although a Fund generally will only purchase or write such an option if its investment managers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet a Fund's settlement obligations.

SHORT SALES "AGAINST THE BOX"

     In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Fund may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Fund maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.

     Neither Fund will engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Fund owns. There are certain additional transaction costs associated with short sales against the box, but a Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, not more than 40% of a Fund's total assets would be involved in short sales against the box.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing the Funds' Prospectus, a Fund may invest in obligations other than those listed previously, provided such investments are consistent with such Fund's investment objective, policies and restrictions.

RATING SERVICES

     Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to dispose of the obligation, but its adviser will consider such an event in its determination of whether the Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus means, with respect to a Fund, the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.

     With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Fund's total assets or the value of a Fund's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

     As a matter of fundamental policy, each Fund may not:

     (1) borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial margin and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute. The Fund will not purchase securities while borrowings exceed 5% of the Fund's total assets;

     (2) underwrite securities issued by other persons except insofar as the Trust or a Fund may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for a Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     (5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities); or

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

     State and Federal Restrictions.  In order to comply with certain state and
     ------------------------------
federal statutes and policies, each Fund will not as a matter of operating policy:

     (i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     (ii)    invest for the purpose of exercising control or management;

     (iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause (a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund;

     (iv) purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     (v) purchase or retain in the Fund's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the investment adviser of the Fund, if after the purchase of the securities of such issuer for the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

     (vi) invest more than 5% of the Fund's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Fund's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

     (vii) make short sales of securities or maintain a short position (excluding short sales if the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Fund's net assets (taken at market value); provided, however, that the value of the Fund's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Fund's net assets or more than 2% of the securities of any class of any issuer;

     (viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested; or

     (ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Fund's total assets.

     Policies (i) through (ix) may be changed by the Board of Trustees of the Trust.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Each Fund may engage in short-term trading to achieve its investment objective(s). Portfolio turnover may vary greatly from year to year as well as within a particular year. Each Fund's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a Fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for a Fund if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective.

     A Fund's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Funds do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the applicable Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     The Advisory Agreement provides that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

     In addition, the Advisory Agreement authorizes the investment managers, to the extent permitted by law and subject to the review of the Trust's Board of Trustees, to cause the Funds to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which it exercises investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

     Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Funds. Such information may be useful to the investment managers in serving the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Funds.

     Investment decisions for a Fund will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, a Fund and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for a Fund and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as a Fund. Such an event might also adversely affect that Fund.

PORTFOLIO TURNOVER

     Under normal market conditions, it is expected that the annual portfolio turnover rate for each Fund will not exceed 100%. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See Taxation below.

                            PERFORMANCE INFORMATION

                       STANDARD PERFORMANCE INFORMATION

     From time to time, quotations of the performance of a Fund's
Institutional Shares and Trust Shares may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

     TOTAL RETURN.  The "average annual total return" for Institutional
Shares and Trust Shares of each Fund may be quoted, and such return is computed by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

     T = [(ERV/P)/1/n/ - 1]

Where:       T =  average annual total return.

             ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year (or other) periods at the end of the applicable period (or a fractional portion thereof).

             P =     hypothetical initial payment of $1,000.

             n =     period covered by the computation, expressed in years.

     The calculation is made assuming that (1) all dividends and capital gains distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the applicable Fund class during the periods is reflected. The ending redeemable value (variable "ERV", in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

     DISTRIBUTION RATE. Each Fund may also quote its distribution rate for each class of its shares. A Fund's distribution rate is calculated by annualizing the per share distribution for a particular class of shares for the most recent calendar month and dividing such annualized distribution by the net asset value per share of such class on the last day of such month. The distribution rate of a Fund will not be used in advertising unless accompanied by standard performance measures.

     PERFORMANCE RESULTS. Any total return quotation provided for Institutional Shares and Trust Shares of a Fund should not be considered as representative of the performance of that Fund in the future since the net asset value of shares of that Fund will vary based not only on the type, quality and maturities of the securities held by it, but also on changes in the current value of such securities and on changes in the expenses of the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of Institutional Shares and Trust Shares of a Fund to total rates of return published for other investment companies or other investment vehicles. Total return reflects the performance of both principal and income.

                         COMPARISON OF FUND PERFORMANCE

     Comparisons of non-standardized performance measures of various investments are valid only if performance is calculated in the same manner for each measure in the comparison. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing the performance of Institutional Shares and Trust Shares of a Fund with performance quoted with respect to other investment companies or types of investments.

     In connection with communicating its performance to current or prospective shareholders, each Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. The Funds may invest in some instruments not eligible for inclusion in such an index, and may be prohibited from investing in some instruments included in this index. Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning such Fund. Sources for a Fund's performance information may include, but are not limited to, the following:

Asian Wall Street Journal, a weekly Asian newspaper that often reviews U.S.
-------------------------
mutual funds investing internationally.

Barron's, a Dow Jones and Company, Inc. business and financial weekly that
--------
periodically reviews mutual fund performance data.

Business Week, a national business weekly that periodically reports the
-------------
performance rankings and ratings of a variety of mutual funds investing abroad.

Changing Times, The Kiplinger Magazine, a monthly investment advisory
--------------------------------------
publication that periodically features the performance of a variety of securities.

Consumer Digest, a monthly business/financial magazine that includes a "Money
---------------
Watch" section featuring financial news.

Donoghue's Money Fund Report, a weekly publication of the Donoghue Organization,
----------------------------
Inc., of Holliston, Massachusetts, reporting on the performance of the nation's money market funds, summarizing money market fund activity, and including certain averages as performance benchmarks, specifically "Donoghue's Money Fund Average" and "Donoghue's Government Money Fund Average."

Financial Times, Europe's business newspaper, which features from time to time
---------------
articles on international or country-specific funds.

Financial World, a general business/financial magazine that includes a "Market
---------------
Watch" department reporting on activities in the mutual fund industry.

Forbes, a national business publication that from time to time reports the
------
performance of specific investment companies in the mutual fund industry.

Fortune, a national business publication that periodically rates the performance
-------
of a variety of mutual funds.

Investor's Daily, a daily newspaper that features financial, economic and
----------------
business news.

Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly
-------------------------------------------------------------------
publication of industry-wide mutual fund averages by type of fund.

Money, a monthly magazine that from time to time features both specific funds
-----
and the mutual fund industry as a whole.

New York Times, a nationally distributed newspaper which regularly covers
--------------
financial news.

Personal Investing News, a monthly news publication that often reports on
-----------------------
investment opportunities and market conditions.

Personal Investor, a monthly investment advisory publication that includes a
-----------------
"Mutual Funds Outlook" section reporting on mutual fund performance measures, yields, indices and portfolio holdings.

Success, a monthly magazine targeted to the world of entrepreneurs and growing
-------
business, often featuring mutual fund performance data.

U.S. News and World Report, a national business weekly that periodically reports
--------------------------
mutual fund performance data.

Wall Street Journal, a Dow Jones and Company, Inc. newspaper which regularly
-------------------
covers financial news.

Weisenberger Investment Companies Services, an annual compendium of information
------------------------------------------
about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records, and price ranges.

Working Women, a monthly publication that features a "Financial Workshop"
-------------
section reporting on the mutual fund/financial industry.

World Investor, a European publication that periodically reviews the performance
--------------
of U.S. mutual funds investing internationally.

           DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     The Trust determines the net asset value of the Institutional Shares and Trust Shares of each Fund each day that the New York Stock Exchange (the "NYSE") is open for business (a "Business Day"). Daily determinations of net asset value for each Fund are made at 4:00 p.m. (Eastern time) and are calculated separately for each class of shares by dividing the value of all securities and other assets belonging to a Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the number of shares of the class that are outstanding. Purchases and redemptions will be effected at the time of determination of net asset value next following the receipt of any purchase or redemption order deemed to be in good order. See "How To Purchase, Exchange and Redeem Shares" in the Prospectus.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Fund values debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Fund are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of the Trust.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Board of Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Fund could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

           ADDITIONAL PURCHASE, EXCHANGE, AND REDEMPTION INFORMATION

     Shares are continuously offered for sale by Edgewood Services, Inc. (the "Distributor"). As described in the Prospectus, Trust and Institutional Shares are offered to individual investors and institutions, respectively. Both Institutional Shares and Trust Shares may be purchased directly from the Distributor or through Shareholder Organizations. Different types of Customer accounts at certain Shareholder Organizations may be used to purchase Trust and Institutional Shares, including eligible agency and trust accounts. Investors purchasing shares may include officers, directors, or employees of the particular Shareholder Organization.

     As stated in the Prospectus, no sales charge is imposed by the Trust on the purchase of shares or reinvestment of dividends or distributions. Additionally, the Trust does not currently charge any fees for the exchange of shares of a class of one Fund for shares in the same class of another Fund.

     Shareholders should be aware, however, that certain Shareholder Organizations may charge a Customer's account fees for exchange orders and other cash management services provided. Customers should contact their Shareholder Organizations directly for further information.

     The Trust may suspend the right of redemption or postpone the date of payment for shares for more than 7 days during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission.

     In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares an amount that is more or less than his original investment due to changes in the market prices of that Fund's portfolio securities.

                            OTHER INVESTOR PROGRAMS

     As described in the Prospectus, Trust and Institutional Shares of the Funds may be purchased in connection with certain Retirement Programs, and Trust Shares may be purchased through an Automatic Investment Program. Customers of Shareholder Organizations should contact their Shareholder Organizations directly for information on the availability of, and procedures and account charges associated with, these and other investor programs.

                            MANAGEMENT OF THE TRUST

                       TRUSTEES AND OFFICERS OF THE TRUST

     The Trustees and officers of the Trust, their dates of birth and their principal occupations during the past five years are set forth below. Their titles may have varied during that period.

TRUSTEES
--------

     ALFRED C. TANNACHION -- Retired; Chairman of the Board, President and Treasurer and Director, Excelsior Funds, Inc. (since 1985), Excelsior Tax-Exempt Funds, Inc. (since 1985), UST Master Variable Series, Inc. (since 1994) and Excelsior Funds (since 1996). His age is 69. His address is 1135 Hyde Park Court, Mahwah, NJ 07430.

     RODMAN L. DRAKE -- Trustee; Director, Parsons Brinkerhoff, Inc., (engineering firm) (since 1995); President, R.L. Drake & Co. Inc. (investment and consulting firm) (since 1991); Trustee, Hyperion Total Return Fund, Inc., and three other closed-end funds for which Hyperion Capital Management, Inc. is the investment adviser; Co-Chairman, KMR Power Corporation (power plants) (since
1993); Chairman, Car Rental Systems do Brazil S.A. (Hertz licensee for Brazil) (since 1994); Managing Director and Chief Executive Officer, Cresap, McCormick & Paget, Inc. (subsequently, Cresap, a Towers Perrin Company) (from 1980 to 1990); Director, Alex. Brown & Sons, Inc. (1989 to 1991); Director, Mueller Industries, Inc. (1992 to 1994). His date of birth is February 2, 1943. His address is c/o KMR Power Corp., 30 Rockefeller Plaza, Suite 5425, New York, NY 10112.

     W. WALLACE MCDOWELL, JR. -- Trustee; Private Investor (since 1994); Managing Director, Morgan Lewis Githens & Ahn (1991 to 1994); Chairman and Chief Executive Officer, The Prospect Group, Inc. (1983 to 1990) and Director, U.S. Homecare Corporation (since 1992), Grossmans, Inc. (since 1993), Children's Discovery Centers (since 1984), Interactive Technologies, Inc. (since 1992) and Jack Morton Productions (since 1987). His date of birth is November 7, 1936. His address is c/o Prospect Capital Corporation, 43 Arch Street, Greenwich, CT 06830.

     JONATHAN PIEL -- Trustee; President and Editor, Scientific American, Inc. (1969 to 1994); Director, Group for The South Fork, Bridgehampton, New York (since October 1993); Member, Advisory Committee, Knight Journalism Fellowships, MIT. His date of birth is November 23, 1938. His address is 558 East 87th Street, New York, NY 10128.

     DONALD L. CAMPBELL -- Director; Retired; Senior Vice President, Royal Insurance Company, Inc., until August 1989; Director, Royal Life Insurance Co. of New York. His age is 69. His address is 333 East 69th Street, Apt. 10-H, New York, NY 10021.

     JOSEPH H. DUGAN -- Director; Retired; President, CEO and Director, L.B. Foxter Company (tubular products), from September, 1987 until May, 1990; Executive Vice President and COO, L.B. Foster Company, from September, 1986 until September, 1987; Senior Vice President -- Finance, Chief Financial Officer and Director, Todd Shipyards Corporation, prior to January 3, 1986. His age is
70.  His address is 913 Franklin Lake Road, Franklin Lakes, NJ 07417.

     WOLFE J. FRANKL -- Director; Retired; Director, Deutsche Bank Financial, Inc.; Director, The Harbus Corporation; Trustee, Mariner Funds Trust. His age is 74. His address is 40 Gooseneck Lane, Charlottesville, VA 22903.

     ROBERT A. ROBINSON -- Director; President Emeritus, The Church Pension Fund and its affiliated companies, since 1968; Trustee, Mariner Funds Trust; Trustee, H.B. and F.H. Bugher Foundation and Director of its wholly owned subsidiaries -- Rosiclear Lead and Flourspar Mining Co. and The Pigmy Corporation; Director, Morehouse Publishing Co. His age is 69. His address is Church Pension Fund, 800 Second Avenue, New York, NY 10017.

     FREDERICK S. WONHAM -- Director; Retired; Vice Chairman of U.S. Trust Corporation and U.S. Trust Co. of New York, until September, 1995; Chairman, U.S. Trust of Connecticut. His age is 64. His address is 238 June Road, Stamford, CT 06903.

EXECUTIVE OFFICERS OF THE TRUST
-------------------------------

     ALFRED C. TANNACHION -- Chairman of the Board, President and Treasurer; Retired. His address is 1135 Hyde Park Court, Mahway, NJ 07430.

     JOHN M. CORCORAN -- Assistant Treasurer; Second Vice President, Chase Global Funds Services Company (since 1993); Audit Manager, Ernst & Young (1987 to 1993). His address is c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108.

     MICHAEL LEARY -- Assistant Secretary; Assistant Treasurer, Chase Global Funds Services Company (since 1993); Audit Manager, Ernst & Young (1988 to
1993). His address is c/o Chase Global Funds Services Company, 73 Tremont Street, Boston, MA 02108.

     W. BRUCE McCONNEL, III -- Secretary; Partner of the Law Firm of Drinker Biddle & Reath. His address is PNB Building, 1345 Chestnut Street, Philadelphia, PA 19107.

     Each Trustee is paid an annual fee as follows for serving as Trustee of the Trust, and is reimbursed for expenses incurred in connection with service as a Trustee. The compensation paid to the trustees for the fiscal year ended May 31, 1995 is set forth below. The Trustees may hold various other directorships unrelated to these funds.


                                                  PENSION OR                      TOTAL
                                                  RETIREMENT                      COMPENSATION
                                                  BENEFITS       ESTIMATED        FROM THE TRUST
                               AGGREGATE          ACCRUED AS     ANNUAL           AND FUND
                               COMPENSATION       PART OF TRUST  BENEFITS UPON    COMPLEX PAID TO
                               FROM THE TRUST     EXPENSES       RETIREMENT       TRUSTEES
                               --------------     --------       ----------       --------
Donald L. Campbell, Trustee    $    0             None           None             (4)/1/ $34,250

Rodman L. Drake, Trustee       $5,000             None           None             (2)/1/ $ 5,000

Jospeh H. Dugan, Trustee       $    0             None           None             (4)/1/ $34,250

Wolfe J. Frankl, Trustee       $    0             None           None             (4)/1/ $34,250
W. Wallace McDowell,           $5,250             None           None             (2)/1/ $ 5,250
Trustee

Jonathan Piel, Trustee         $5,250             None           None             (2)/1/ $ 5,250

Robert A. Robinson,            $    0             None           None             (4)/1/ $34,250
Trustee

Alfred C. Tannachion,          $    0             None           None             (4)/1/ $44,750
Trustee
Frederick S. Wonham,           $    0             None           None             (4)/1/ $  0
Trustee



     As used in the above compensation table, the term "Fund Complex" shall refer to the Trust, Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.), UST Master Variable Series, Inc. and Excelsior Funds. The Trust has no pension plan.

                                   * * * * *

     The Trust Instrument of the Trust provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested trustees, or

-------------------------------------
/1/ Total number of such other investment company boards trustee serves on within the Fund Complex.

in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Shareholders owning 25% or more of the outstanding shares of a Fund may have the ability to take actions without the approval of any other investor in that Fund.

                          INVESTMENT ADVISORY SERVICES

     U.S. Trust is responsible for the management of the assets of the Optimum Growth and Value Equity Funds pursuant to an investment advisory agreement with the Trust on behalf of such Funds, subject to the general supervision and guidance of the Board of Trustees of the Trust. The investment advisory agreement described above is referred to herein as "Advisory Agreement."

     The Advisory Agreement will continue in effect with respect to each Fund as long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a majority vote of the shareholders in the applicable Fund and, in either case, by a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement was approved by the Trust's Board of Trustees on February 9, 1996. The investment adviser and administrators have agreed to waive certain fees. Shareholder Organizations may charge their customers account fees for investment and other cash management services.

     The Advisory Agreement provides that the investment adviser may render services to others, and the Advisory Agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the Fund or by a vote of a majority of the Board of Trustees of the Trust, or by the investment adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the investment adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for a Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

     The Prospectus contains a description of the fees payable to the investment adviser under the Advisory Agreement. The investment adviser, if required by applicable state law, shall reimburse a Fund or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Fund. Such reimbursement, if required, will be equal to the annual expenses of the appropriate Fund which exceed that expense limitation with the lowest threshold prescribed by any state in which such Fund is qualified for offer or sale. Management of the Trust has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1 1/2% of net assets in excess of that amount.

                                ADMINISTRATORS

     U.S. Trust, Chase Global Funds Service Company ("CGFSC") and Federated Administrative Services ("FAS") serve as the Funds' administrators (the "Administrators") pursuant to an agreement between the Administrators and the Trust (the "Administrative Agreement"). The Prospectus contains a description of the compensation payable to the Administrators under the Administrative Agreement.

     Under the Administrative Agreement, the Administrators have agreed to maintain office facilities for the Funds, furnish the Funds with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds. The Administrators prepare annual and semiannual reports to the SEC, prepare Federal and state tax returns, prepare filings with state securities commissions, arrange for and bear the cost of processing share purchase and redemption orders, maintain the Funds' financial accounts and records, and generally assist in the Funds' operations. Pursuant to the Administrative Agreement, the Administrators may render fund accounting and other services to others. The Administrative Agreement terminates automatically if assigned and may be terminated, without penalty by any party on not less than 90 days' notice. The Administrative Agreement also provides that neither the Administrators nor their personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of their duties, or by reason of reckless disregard of its or their obligations and duties under said agreement.

                          TRANSFER AGENT AND CUSTODIAN

     The Chase Manhattan Bank, N.A. ("Chase") serves as custodian of the Funds' assets pursuant to a custody agreement between Chase and the Trust.

     Under such agreement and acting as the Funds' custodian, Chase has agreed to (i) maintain a separate account or accounts for each of the Funds (ii) make receipts and disbursements of money on behalf of the Funds; (iii) collect and receive income and other payments and distributions on account of the Funds' securities; (iv) respond to correspondence from securities brokers and others relating to its duties; (v) maintain certain financial accounts and records; and
(vi) make periodic reports to the Trust concerning the Funds' operations. For the services provided by Chase under the custody agreements, the Trust has agreed to pay Chase a fee as agreed upon from time to time.

     Chase may, at its own expense, open and maintain custody accounts with respect to the Funds with other banks or trust companies, provided that Chase shall remain liable under the custody agreement for the performance of all of its duties under such agreement, notwithstanding any such delegation.

     CGFSC serves as transfer agent for the Funds pursuant to a transfer agency agreement. Under this agreement, CGFSC will perform the following functions, among others: (i) issue and redeem shares of the Funds; (ii) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices, and proxy materials for their meetings of shareholders; (iii) respond to correspondence by shareholders and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Trust concerning the Funds' operations. For its transfer agency and dividend disbursement services, CGFSC is entitled to receive from the Trust such compensation as may be agreed upon from time to time between the Trust and CGFSC. In addition, CGFSC is entitled to be reimbursed for its out-of-pocket expenses for the cost of forms, postage, processing purchase and redemption orders, handling of proxies, and other similar expenses in connection with the above services.

     CGFSC may delegate its transfer agency obligations to another transfer agent registered or qualified under applicable law, provided that CGFSC shall remain liable for the performance of all of its transfer agency duties under the transfer agency agreement, notwithstanding any such delegation.

                                    COUNSEL

     Drinker Biddle & Reath, Philadelphia National Bank Building, 1345
Chestnut Street, Philadelphia, Pennsylvania 19107-3496, of which W. Bruce McConnel, III, Secretary of the Trust, is a partner, will pass upon the legality of the shares offered hereby.

                              INDEPENDENT AUDITORS

     ____________________ are the independent auditors for Excelsior Institutional Trust and provide audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                    TAXATION

                             TAXATION OF THE FUNDS

     Each series of the Trust is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code (a "RIC") by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of the Fund's distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although a Fund's foreign source income may be subject to foreign withholding taxes. If a Fund fails to qualify as a RIC in any year, the Fund would incur a regular corporate federal income tax upon its taxable income, and the Fund's distributions generally would be taxable as ordinary dividend income to shareholders.

     Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Thus, shareholders purchasing shares shortly before the record date of any distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

     Any investment by a Fund in zero coupon bonds, certain securities purchased at a market discount, and similar instruments could cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

     While certain of the Funds might invest in municipal securities, the interest on which might otherwise be exempt from tax, it is generally not expected that any Fund will satisfy the requirements under the Code to pass-through such exempt income to shareholders as tax-exempt dividends.

     Any Fund's transactions in options, futures contracts, and forward currency exchange contracts will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. In addition, foreign exchange gains or losses realized by any Fund generally will be treated as ordinary income or loss by the Fund. Investment by a Fund in certain "passive foreign investment companies" also may have to be limited in order to avoid a tax on the Fund. Such a Fund may elect (if such election is available) to mark to market any investments in "passive investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

     Investment income of a Fund from foreign securities may be subject to foreign income tax withheld at the source. Neither Fund expects to be able to pass through to shareholders foreign tax credits with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty-reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets that will be invested within various countries is not known.

                           TAXATION OF DISTRIBUTIONS

     Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. A portion of the ordinary income dividends of a Fund invested in stock of domestic corporations may qualify for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and may result in certain basis adjustments. Distributions are taxable as described above whether paid in cash or reinvested in additional shares. Shareholders will be notified annually as to the federal tax status of distributions.

     Amounts not distributed in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund intends to distribute during each calendar year substantially all of its ordinary income for that year and substantially all of its capital gain in excess of its capital losses for the one-year period ending on October 31, plus any undistributed ordinary income and capital gains from previous periods. For this and other purposes, a Fund dividend will be treated as paid on December 31, if it is declared by a Fund in October, November or December with a record date in such a month and is paid by the Fund during January of the following calendar year. Accordingly, those distributions will be taxable to shareholders for the taxable year in which that December 31 falls.

                                 OTHER TAXATION

     The Trust is organized as a Delaware business trust and, under current law, neither the Trust nor the Funds are liable for any income or franchise tax in the State of Delaware, provided that the Funds continue to qualify as RICs for federal income tax purposes.

     Fund shareholders may be subject to state and local taxes on Fund distributions to them by a Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

                     DESCRIPTION OF THE TRUST; FUND SHARES

     The Trust is a Delaware business trust established under a Trust Instrument dated April 27, 1994. Its authorized capital consists of an unlimited number of shares of beneficial interest of $0.00001 par value, which may be issued in separate series or classes. Currently, the Trust has nine series, although additional series may be established from time to time. Each share (irrespective of class designation) of a Fund represents an interest in that Fund that is proportionate with the interest represented by each other share.

     The shares of each Fund are classified into two separate classes of shares representing Trust Shares and Institutional Shares. Trust Shares have different expenses than Institutional Shares which may affect performance.

     The assets of the Trust received for the issue or sale of the shares of each class of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such class and series and constitute the underlying assets of such class and series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given class or series, or which are general or allocable to two or more classes or series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive the value of the underlying assets of such shares available for distribution to shareholders.

     The Trustees may amend the Trust Instrument without shareholder approval, except shareholder approval is required for any amendment (a) which affects the voting rights of shareholders under the Trust Instrument, (b) which affects shareholders' rights to approve certain amendments to the Trust Instrument, (c) required to be approved by shareholders by law or the Registration Statement, or (d) submitted to shareholders for their approval by the Trustees in their discretion. Pursuant to Delaware business trust law and the Trust Instrument, the Trustees may, without shareholder approval, (x) cause the Trust to merge or consolidate with one or more entities, if the surviving or resulting entity is the Trust or another open-end management investment company registered under the 1940 Act, or a series thereof, that will succeed to or assume the Trust's registration under the 1940 Act, or (y) cause the Trust to incorporate under the laws of the State of Delaware.

     Shares of a Fund entitle their holder to one vote per share and shareholders will vote in the aggregate and not by class or series, except as otherwise expressly required by law. Separate votes, however, are taken by each class or series on matters affecting an individual class or series. For example, a change in investment policy for a series would be voted upon only by shareholders of the series involved.

     The Trust Instrument provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust.
In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     Under Delaware law, shareholders of a Delaware business trust are entitled to the same limitation on personal liability which is extended to shareholders of private for profit corporations organized under the General Corporation Law of the State of Delaware. The Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund solely by reason of his being or having been a shareholder. The Trust Instrument also provides for the maintenance, by or on behalf of the Trust and each Fund, of appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and each Fund, their shareholders, Trustees, officers, employees and agents, covering possible tort and other liabilities.

                                   APPENDIX A
                                   ----------


COMMERCIAL PAPER RATINGS
------------------------

     A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

     "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

     "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

     "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

     "B" - Issue has only a speculative capacity for timely payment.

     "C" - Issue has a doubtful capacity for payment.

     "D" - Issue is in payment default.


     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

     "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

     "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     "Not Prime" - Issuer does not fall within any of the Prime rating categories.

     The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

     "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     "D-1" - Debt possesses very high certainty of timely payment.
Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

     "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

     "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

     "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

     Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

     "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

     "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

     "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     "D" - Securities are in actual or imminent payment default.

     Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

     Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

     "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

     "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

     "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

     "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

     IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

     "A1+" - Obligations supported by the highest capacity for timely repayment.

     "A1" - Obligations are supported by a strong capacity for timely repayment.

     "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

     "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

     "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

     "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS
----------------------------------------------

     The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

     "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

     "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

     "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

     "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     "CI" - This rating is reserved for income bonds on which no interest is being paid.

     "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

     "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa" - Bonds are judged to be of high quality by all standards.
Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

     Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

     The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

     "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

     "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

     "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

     "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

     "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

     To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

     The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

     "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

     "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

     To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

     "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

     "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

     "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

     "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

     "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

     IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

     Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

     "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

     "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

     "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     "BB," "B," "CCC," and "CC," - These designations are assigned by
Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

     "D" - This designation indicates that the long-term debt is in default.

     PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS
----------------------

     A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

     "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

     "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

     "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

     "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

     "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

     Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

ADMINISTRATORS

Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779


Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108


United States Trust Company of New York
114 West 47 Street
New York, NY 10036


INVESTMENT MANAGERS

United States Trust Company of New York
114 West 47 Street
New York, NY 10036



TRANSFER AGENT

Chase Global Funds Services Company
73 Tremont Street
Boston, MA  02108


INDEPENDENT AUDITORS

               LLP
200 Clarendon Street
Boston, MA  02116

DISTRIBUTOR

Edgewood Services, Inc.
Federated Investors Tower
Pittsburgh, PA  15222


EXCELSIOR INSTITUTIONAL TRUST

     EXCELSIOR INSTITUTIONAL OPTIMUM GROWTH FUND
     EXCELSIOR INSTITUTIONAL EQUITY VALUE FUND


STATEMENT OF ADDITIONAL
 INFORMATION
 MAY __, 1996

                                     PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial Statements:

The Financial Statements included in Part A are as follows:

                   None.

The Financial Statements included in Part B are as follows:

                   None.

(b)    Exhibits:

1.     Trust Instrument of the Registrant.                            5

1(a).  Amended and Restated Schedule A to Trust
       Instrument of the Registrant.                                  5

2.     By-Laws of the Registrant.                                     5

5(a).  Form of Investment Advisory Agreement between
       the Registrant and U.S. Trust Company of New
       York.                                                          7

5(b).  Form of Investment Subadvisory Agreement.                      7

5(c).  Form of Investment Advisory Agreement between
       the Registrant and U.S. Trust Company of New
       York with respect to the Optimum Growth and
       Value Equity Funds.                                            8

6.     Distribution Agreement between the Registrant
       and Edgewood Services, Inc.                                    6

8(a).  Form of Custodian Agreement between the Registrant
       and Chase Manhattan Bank, N.A.                                 7

8(b).  Form of Subcustodian Agreement between Chase

       Manhattan Bank, N.A. and foreign subcustodians.                7

9(a).  Form of Administration Agreement between the
       Registrant and United States Trust Company
       of New York, Chase Global Funds Service Company
       and Federated Administrative Services                          7

9(b).  Form of Fund Accounting and Servicing Agreement
       between the Registrant and Federated Services Company          7

9(c).  Form of Shareholder Servicing Agreement between
       the Registrant and certain financial institutions.             2

9(d).  Form of Transfer Agency Agreement between the
       Registrant and Chase Global Funds Service Company.             2

9(e).  Administrative Services Plan and Related Form
       of Shareholder Servicing Agreement.                            8

10.    Opinion of Counsel./1/

11(a). Consent of Counsel.                                            8

13(a). Investor Representation Letter of Initial Shareholder.         2

13(b). Form of Purchase Agreement between the
       Registrant and Edgewood Services, Inc. relating
       to shares of the Optimum Growth and Value
       Equity Portfolios.                                             8

15.    Distribution Plan and Form of Distribution Agreement.          8

16.    Schedule for Computation of Performance Quotations.            2

17.    Financial Data Schedules.                                      7



1      Incorporated herein by reference from the Registrant's Registration
Statement on Form N-1A (File Nos. 33-78264 and 811-8490) (the "Registration Statement"), as filed with the Securities and Exchange Commission (the "SEC") on April 28, 1994.

-------------------

     /1/Filed on July 30, 1995 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

2      Incorporated herein by reference from Pre-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on June 22, 1994.

3      Incorporated herein by reference from Post-Effective Amendment No. 1 to the Registration Statement, as filed with the SEC on July 13, 1994.

4      Incorporated herein by reference from Post-Effective Amendment No. 2 to the Registration Statement, as filed with the SEC on September 28, 1994.

5      Incorporated herein by reference from Post-Effective Amendment No. 3 to the Registration Statement, as filed with the SEC on June 13, 1995.

6      Incorporated herein by reference from Post-Effective Amendment No. 4 to the Registration Statement, as filed with the SEC on October 2, 1995.

7      Incorporated herein by reference from Post-Effective Amendment No. 5 to the Registration Statement, as filed with the SEC on December 19, 1995.

8      Filed herewith.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

       Not applicable.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


       Shares of Beneficial Interest (par value $.00001).


Title of Class:                                      Number of Record Holders As
                                                     of November 25, 1995.

Excelsior Institutional Equity Fund:                            3
Excelsior Institutional Income Fund:                            2
Excelsior Institutional Total Return Bond Fund:                 3
Excelsior Institutional Bond Index Fund:                        2
Excelsior Institutional Balanced Fund:                          2
Excelsior Institutional Equity Growth Fund:                     2
Excelsior Institutional International Equity Fund:              2
Excelsior Institutional Value Equity Fund (Trust
 Shares)                                                        None


Excelsior Institutional Value Equity Fund
 (Institutional Shares)                                         None
Excelsior Institutional Optimum Growth Fund (Trust
 Shares)                                                        None
Excelsior Institutional Optimum Growth Fund
 (Institutional Shares)                                         None

ITEM 27. INDEMNIFICATION.

     Reference is hereby made to Article IX of the Registrant's Trust Instrument, filed as an exhibit to this Registration Statement.

     The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     United States Trust Company of New York ("U.S. Trust") is a full-service state-chartered bank located in New York, New York. The name, position with U.S. Trust, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of U.S. Trust, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     SAMUEL C. BUTLER -- Trustee/Director; Cravath, Swaine & Moore, Worldwide Plaza,

825 Eighth Avenue, New York, NY 10019; Partner in Cravath, Swaine & Moore (law firm).

     PETER O. CRISP -- Trustee/Director; Venrock Associates, Room 5600, 30 Rockefeller Plaza, New York, NY 10112; General Partner in Venrock Associates.

     ANTONIA M. GRUMBACH -- Trustee/Director; Patterson, Belknap, Webb & Tyler, 30 Rockefeller Plaza, New York, NY 10112; Partner in Patterson, Belknap, Webb & Tyler (law firm).

     H. MARSHALL SCHWARZ -- Trustee/Director; Chairman of the Board and Chief Executive Officer; United States Trust Co. of New York, 114 West 47th Street, New York, NY 10036; Chairman of the Board & Chief Executive Officer of U.S. Trust Corporation and U.S. Trust Company of N.Y. (bank).

     PHILIPPE DE MONTEBELLO -- Trustee/Director; Metropolitan Museum of Art, 1000 Fifth Avenue, New York, NY 10029-0198; Director of the Metropolitan Museum of Art (art museum).

     PAUL W. DOUGLAS -- Trustee/Director; 250 Park Avenue, Room 1900, New York, NY 10177; Retired

     FREDERIC C. HAMILTON -- Trustee/Director; Hamilton Oil Corp., 1560 Broadway, Suite 2000, Denver, CO 80202; Chairman of the Board of Hamilton Oil Corp. (oil & gas exploration).

     FRANK S. STREETER -- Honorary Trustee; 380 Madison Ave., 4th Floor, New York, NY 10017; Trustees and Corp.

     JOHN H. STOOKEY -- Trustee/Director; Quantum Chemical Corp., 99 Park Avenue, New York, NY 10016; Director, Chairman of the Board, Chief Executive Officer and President of Quantum Chemical Corp.

     ROBERT N. WILSON -- Trustee/Director; Johnson & Johnson, One Johnson & Johnson Plaza, New Brunswick, NJ 08933; Vice Chairman of the Board of Johnson & Johnson.

     PETER L. MALKIN -- Trustee/Director; Wein, Malkin & Bettex, Lincoln Building, 60 East 42nd Street, New York, NY 10165; Chairman of Wein, Malkin & Bettex.

     RICHARD F. TUCKER -- Trustee/Director; 11 Over Rock Lane, Westport, CT 06880; Retired.

     CARROLL L. WAINRIGHT, JR. -- Trustee/Director; Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, NY 10005; Consulting Partner of Milbank, Tweed, Hadley & McCloy (law firm).

     FREDERICKS S. WONHAM -- Trustee/Director and Vice Chairman; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; Vice Chairman of the

Board of U.S. Trust Corporation and United States Trust Company of New York
(bank).

     FREDERICK S. WONHAM -- Trustee/Director and Vice Chairman; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; Vice Chairman of the Board of U.S. Trust Corporation and United States Trust Company of New York (bank).

     DONALD M. ROBERTS -- Trustee/Director, Vice Chairman and Treasurer; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; Vice Chairman of the Board and Treasurer of U.S. Trust Corporation and United States Trust Company of New York (bank).

     FREDERICK B. TAYLOR -- Trustee/Director, Vice Chairman and Chief Investment Officer; United States Trust Company of New York; 114 West 47th Street, New York, NY 10036; Vice Chairman and Chief Investment Officer of U.S. Trust Corporation and United States Trust Company of New York (bank).

     JEFFREY S. MAURER -- Trustee/Director, President; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; president of U.S. Trust Corporation and U.S. Trust Company of New York (bank).

     DANIEL P. DAVISON -- Trustee/Director; Christie, Manson & Woods International, Inc., 502 Park Avenue, New York, NY 10021; Chairman, Christie, Manson & Woods International, Inc. (fine art auctioneer).

     TOM KILLEFER -- Honorary Trustee; United States Trust Company of New York, 114 West 47th Street, New York, NY 10036; Former Chairman of the Board and President of U.S. Trust Corporation and United States Trust Company of New York
(bank).

     ORSON D. MUNN -- Trustee/Director; Munn, Bernhard & Associates, Inc., 6 East 43rd Street, 28th Floor, New York, NY 10017; Chairman and Director of Munn, Bernhard & Associates, Inc. (investment advisory firm).

     WALTER N. ROTHSCHILD, JR. -- Trustee/Director; 145 East 48th Street, Suite 16D, New York, NY 10017; Corporate Director and Trustee.

     PHILIP L. SMITH -- Trustee/Director; P.O. Box 205, Oakledge, Mount Sunapee, NH 03772; Corporate Director and Trustee.

     EDWIN D. ETHERINGTON -- Trustee/Director; P.O. Box 100, Old Lyme, CT 06371; President Emeritus, Wesleyan University, and Former President of American Stock Exchange (education).

     HAROLD J. HUDSON, JR. -- Honorary Trustee; General Reinsurance Co., Financial Center, P.O. Box 10350, Stamford, CT 06904; Former Chairman of the Board of General Reinsurance Corporation.

     United States Trust Company of the Pacific Northwest ("UST-PN") is a full-service state chartered bank located in Portland, Oregon. The name, position with UST-PN, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of UST-PN, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     RALPH C. RITTENOUR, JR. -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Chairman and Chief Executive Officer of United States Trust Company of the Pacific Northwest (bank).

     CHARLES J. SWINDELLS -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; President of United States Trust Company of the Pacific Northwest (bank).

     NANCY L. JACOB, PH.D. -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Executive Vice President of United States Trust of the Pacific Northwest (bank).

     RICHARD ACKERMAN -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Chief Administrative Officer and Senior Vice President of United States Trust Company of the Pacific Northwest (bank).

     STEPHEN BRINK -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201 ; Senior Vice President and Chief Investment Officer of United States Trust Company of the Pacific Northwest (bank).

     MARCIA BENNETT -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Senior Vice President, Trust Officer and Operations Officer of United States Trust Company of the Pacific Northwest (bank).

     MARV VUKOVICH -- Trustee/Director; United States Trust Company of the Pacific Northwest, 4380 SW Macadam Avenue, Suite 450, Portland, OR 97201; Vice President and Chief Financial Officer of United States Trust Company of the Pacific Northwest (bank).

     CAROL HIBBS -- Trustee/Director; Tonkon Torp, Galen, Marmaduke & Booth, 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, OR 97204; Attorney at Tonkon Torp, Galen, Marmaduke & Booth (law firm).

     Becker Capital Management, Inc. ("Becker") is a registered Investment Adviser located in Portland, Oregon. The name, position with Becker, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Becker, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     PATRICK E. BECKER -- Director; President and Chief Investment Officer;
Becker

Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; President and Chief Investment Officer of Becker Capital Management, Inc. (investment advisory).

     JANEEN S. MCANINCH -- Director; Executive Vice President; Becker Capital Management, Inc. , 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Executive Vice President of Becker Capital Management, Inc. (investment advisory).

     GEARY T. BECKER -- Senior Vice President - Fixed Income; Becker Capital Management, Inc. , 1211 SW Fifth Avenue, #2185, Portland, OR 97204 , Senior Vice President - Fixed Income of Becker Capital Management, Inc. (investment advisory).

     MICHAEL C. MALONE -- Senior Vice President - Marketing; Becker Capital Management, Inc. , 1211 SW Fifth Avenue, #2185, Portland, OR 97204 ; Senior Vice President - Marketing of Becker Capital Management, Inc. (investment advisory).

     DONALD L. WOLCOTT -- Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Vice President -Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

     ROBERT N. SCHAEFFER -- Vice President - Equity Portfolio Manager; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Vice President -Equity Portfolio Manager of Becker Capital Management, Inc. (investment advisory).

     MICHAEL F. MCCOY -- Vice President - Quantitative Research; Becker Capital Management, Inc., 1211 SW Fifth Avenue, #2185, Portland, OR 97204; Vice President --Quantitative Research of Becker Capital Management, Inc. (investment advisory).

     Harding, Loevner Management, L.P. ("Harding Loevner") is a registered Investment Advisor located in Somerville, New Jersey. The name, position with Harding Loevner, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Harding Loevner, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     DANIEL D. HARDING -- Director/Chief Investment Officer; Harding, Loevner Management, L.P. , 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Investment Officer of Harding, Loevner Management, L.P. (investment advisory).

     DAVID R. LOEVNER -- Director/Chief Executive Officer; Harding, Loevner Management, L.P. , 50 Division Street, Suite 401, Somerville, NJ 08876; Chief Executive Officer of Harding, Loevner Management, L.P. (investment advisory).

     SIMON HALLETT -- Director/Senior Portfolio Manager; Harding, Loevner Management, L.P., 50 Division Street, Suite 401, Somerville, NJ 08876; Senior Portfolio Investment Manager of Harding, Loevner Management, L.P. (investment advisory).

     Luther King Capital Management ("Luther King") is a registered Investment Advisor located in Fort Worth, Texas. The name, position with Luther King, address, principal occupation and type of business are set forth below for the trustees and certain senior executive officers of Luther King, including those who are engaged in any other business, profession, vocation, or employment of a substantial nature.

     J. LUTHER KING, JR. -- President; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Chief Investment Officer of Luther King Capital Management (investment advisory).

     EMMETT M. MURPHY -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     PAUL W. GREENWELL -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     ROBERT M. HOLT, JR. -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     SCOT C. HOLLMANN -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Portfolio Manager of Luther King Capital Management (investment advisory).

     DAVID L. DOWLER -- Vice President/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102 ; Portfolio Manager of Luther King Capital Management (investment advisory).

     BARBARA S. GARCIA -- Treasurer/Principal; Luther King Capital Management, 301 Commerce Street, Suite 1600, Ft. Worth, TX 76102; Officer Manager of Luther King Capital Management (investment advisory).


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Edgewood Services, Inc. is the distributor for the shares of the Registrant. Edgewood Services, Inc. also serves as the principal underwriter for Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds.

     (b) The following are the directors and officers of Edgewood Services, Inc. The principal business address of these individuals is Federated Investors Tower, Pittsburgh, PA 15222-3779. Their respective position and offices with the Registrant, if any, are also indicated.

NAME:                                  POSITION.

James J. Dolan:                        Trustee and President.
Douglas L. Hein:                       Trustee.
R. Jeffrey Niss:                       Trustee and Senior Vice-President.
Frank E. Polefrone:                    Trustee.
Newton Heston III:                     Vice-President.
Ernest L. Linane:                      Assistant Vice-President.
S. Elliot Cohan:                       Secretary.
Charles H. Field:                      Assistant Secretary.
Jeannete Fisher-Garber:                Assistant Secretary.
Kenneth W. Pegher, Jr.:                Treasurer.

     (c)  Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of:

UNITED STATES TRUST COMPANY OF NEW YORK (administrator) 114 West 47th Street, New York, New York 10036

FEDERATED SERVICES, COMPANY (servicing and fund accounting agent): Federated Investors Tower, Pittsburgh, PA 15222-3779.

CHASE GLOBAL FUND SERVICES COMPANY (transfer agent and administrator): 73 Tremont Street, Boston, MA 02108-3913.

THE CHASE MANHATTAN BANK, N.A. (custodian): 770 Broadway, New York, NY
10003-9598.

INVESTORS BANK & TRUST COMPANY (custodian of Bond Index Portfolio): 79 Milk Street, Boston, MA 02205.

EDGEWOOD SERVICES, INC. (distributor): Federated Investors Tower, Pittsburgh, PA 15222-3779.

ITEM 31. MANAGEMENT SERVICES.

     Not Applicable.

ITEM 32. UNDERTAKINGS.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.
     (b)  The Registrant undertakes to comply with Section 16(c) of the 1940
Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Excelsior Institutional Trust has duly caused this Amendment No. 7 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 23rd day of February, 1996.

                                EXCELSIOR INSTITUTIONAL TRUST
                                Registrant

                                /s/ Alfred Tannachion
                                ---------------------------------------
                                Alfred Tannachion, President
                                (Signature and Title)

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to Excelsior Institutional Trust Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

  Signature                      Title                        Date
  ---------                      -----                        ----

/s/ Alfred Tannachion
---------------------------
Alfred Tannachion                Chairman of the              February 23, 1996
                                 Board, President
                                 and Treasurer

/s/ Joseph H. Dugan
---------------------------
Joseph H. Dugan                  Trustee                      February 23, 1996


/s/ Donald L. Campbell
--------------------------
Donald L. Campbell               Trustee                      February 23, 1996


/s/ Wolfe J. Frankl
------------------------------
Wolfe J. Frankl                  Trustee                      February 23, 1996


/s/ Robert A. Robinson
---------------------------
Robert A. Robinson               Trustee                      February 23, 1996

/s/ Frederick S. Wonham
-------------------------
Frederick S. Wonham              Trustee                      February 23, 1996


/s/ Rodman L. Drake
--------------------------
Rodman L. Drake                  Trustee                      February 23, 1996


/s/ W. Wallace McDowell
------------------------
W. Wallace McDowell              Trustee                      February 23, 1996


/s/ Jonathan Piel
------------------------------
Jonathan Piel                    Trustee                      February 23, 1996

                                 EXHIBIT INDEX


Exhibit
No.                  Description of Exhibit

5(c). Form of Investment Advisory Agreement between the Registrant and U. S. Trust Company of New York with respect to the Optimum Growth and Value Equity Funds.

9(e). Administrative Services Plan and Related Form of Shareholder Servicing Agreement.

11(a).  Consent of Counsel.

13(b). Form of Purchase Agreement between the Registrant and Edgewood Services, Inc. relating to shares of the Optimum Growth and Value Equity Portfolios.

15.     Distribution Plan and Form of Distribution Agreement.